UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22245
                                                    -----------

                      First Trust Exchange-Traded Fund III
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2014
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund III
------------------------------------

First Trust Preferred Securities and Income ETF (FPE)


 Annual Report
    For the
   Year Ended
October 31, 2014

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter.........................................................    1
Fund Performance Overview..................................................    2
Portfolio Commentary.......................................................    5
Understanding Your Fund Expenses ..........................................    7
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Financial Highlights ......................................................   16
Notes to Financial Statements .............................................   17
Report of Independent Registered Public Accounting Firm ...................   23
Additional Information ....................................................   24
Board of Trustees and Officers ............................................   26
Privacy Policy ............................................................   28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Preferred Securities and Income ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Preferred Securities and Income ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) First Trust Preferred Securities and Income ETF's (the "Fund") investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities ("Preferred Securities") and income-producing debt securities ("Income Securities"). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds ("ETFs") registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.

Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as "junk" bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL           CUMULATIVE
                                                              1 YEAR        TOTAL RETURNS          TOTAL RETURNS
                                                              ENDED      Inception (2/11/13)    Inception (2/11/13)
                                                             10/31/14        to 10/31/14            to 10/31/14
FUND PERFORMANCE
NAV                                                           10.42%            2.36%                  4.08%
Market Price                                                  10.24%            2.39%                  4.14%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index      12.45%            4.81%                  8.40%
BofA Merrill Lynch U.S. Capital Securities Index               9.35%            7.72%                 13.62%
Blended Index(1)                                              10.91%            6.28%                 11.02%
-------------------------------------------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of the Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

(1) The Blended Index consists of a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the BofA Merrill Lynch U.S. Capital Securities Index. The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)


-----------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF OCTOBER 31, 2014
-----------------------------------------------------
                                          % OF TOTAL
SECTOR                                    INVESTMENTS
Financials                                   86.7%
Utilities                                     8.1
Consumer Staples                              4.0
Telecommunication Services                    1.2
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
CREDIT QUALITY AS OF OCTOBER 31, 2014
-----------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(2)                          INVESTMENTS
A                                             1.9%
A-                                            1.4
BBB+                                         13.9
BBB                                           9.0
BBB-                                         21.6
BB+                                          20.1
BB                                           12.6
BB-                                           7.5
B+                                            2.1
NR                                            9.9
                                            ------
     Total                                  100.0%
                                            ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2014
----------------------------------------------------------
                                               % OF TOTAL
SECURITY                                       INVESTMENTS
Goldman Sachs Group, Inc., Series K                2.8%
Enel SpA                                           2.8
CHS, Inc., Series 2                                2.6
Aspen Insurance Holdings Ltd.                      2.5
Fuerstenberg Capital International
  Sarl & Cie SECS                                  2.4
First Niagara Financial Group., Inc., Series B     2.3
Endurance Specialty Holdings Ltd., Series A        2.1
Aviva PLC                                          2.1
Citigroup Capital XIII                             2.0
US Bancorp, Series F                               1.8
                                                 ------
     Total                                        23.4%
                                                 ======

(2) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 11, 2013 - OCTOBER 31, 2014

              First Trust Preferred        BofA Merrill Lynch Fixed       BofA Merrill Lynch U.S.    Blended
            Securities and Income ETF   Rate Preferred Securities Index   Capital Securities Index   Index
2/11/13              $10,000                        $10,000                       $10,000            $10,000
4/30/13               10,330                         10,253                        10,342             10,297
10/31/13               9,426                          9,640                        10,392             10,010
4/30/14               10,084                         10,418                        10,992             10,704
10/31/14              10,409                         10,841                        11,364             11,102


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 12, 2013 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
2/12/13 - 10/31/13             96             7              0            0
11/1/13 - 10/31/14            140             2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
2/12/13 - 10/31/13             73             7              0            0
11/1/13 - 10/31/14            101             9              0            0


(1) The Blended Index consists of a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the BofA Merrill Lynch U.S. Capital Securities Index. The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                                  SUB-ADVISOR

STONEBRIDGE ADVISORS LLC
Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income ETF (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD, PH.D. - VICE PRESIDENT, SENIOR RISK ANALYST AND PORTFOLIO
   ANALYTICS
ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA - CREDIT ANALYST

                                   COMMENTARY

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF

The Fund is an actively managed exchange-traded fund, and its investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities and convertible securities.

MARKET RECAP

The fiscal year ended October 31, 2014 was a period of strong returns for the preferred and hybrid markets. Duration was a major driver of performance throughout most of the period, with longer-duration securities outperforming as investors' expectations changed regarding the Federal Reserve's ("Fed") interest rate policy. The beginning of the Fed's asset purchase taper during the fourth quarter of 2013 caused significant investor wariness and underperformance of long-duration securities. During the last two months of 2013, the Treasury markets sold off and the 10-year interest rate increased to a period high on December 27, 2013 of 3.11%. These events, along with tax-loss selling at the end of 2013, weighed on the retail and institutional markets. However, as investors began to recognize that changes in monetary policy would remain accommodative and incremental, the 10-year rate slid back to 2.40% by October 31, 2014 and preferred and hybrid securities had very strong year-to-date performance.

Underlining the strength in the preferred and hybrid markets was the continued stabilization and growth of the U.S. economy, as unemployment during the period dropped from 7.2% to 5.8%. After a sluggish start to the first quarter of 2014 due to weather conditions, real GDP grew in the second and third quarters. In Europe, the European Central Bank ("ECB") President, Mario Draghi, took historic measures to make the ECB's central banking policy more accommodative and counter the threat of deflation. This included broad-based asset buying with the potential of investments in the European corporate bond market. To cap off the period, the ECB's Asset Quality Review ("AQR") and Stress Test went by without any major negative headlines, as banks continued to bolster capital levels to work toward Basel III compliance. Also, Japan ended October 2014 with its announcement of a large monetary stimulus program, which bolstered markets across the globe.

These developments in the U.S., Asia, and Europe helped to support the strong performance and stable inflows into the preferred and hybrid space, despite a number of geopolitical events that created fleeting spikes of volatility within the markets. However, as investors recognized the excess spread and yield available in the preferred market as well as the improved creditworthiness and capitalization of financials, the markets were able to withstand negative headlines and show strength throughout the period.

PERFORMANCE ANALYSIS

For the fiscal year ended October 31, 2014, the net asset value ("NAV") and market price total return for the Fund were 10.42% and 10.24%, respectively. This compares to a total return of 10.91% for the Fund's blended index, which is a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and the BofA Merrill Lynch U.S. Capital Securities Index ("C0CS"). The primary factors that contributed to underperformance of the Fund relative to P0P1 were underweights in longer-duration securities (8-12+ years), fixed-rate securities and institutional hybrids. The Fund was repositioned in 2014 to a shorter duration with a significant weight in fixed-to-float securities. The tactical decision to move to a lower duration than the blended index negatively impacted returns as interest rates defied consensus expectations and remained low. As a result, longer-duration preferreds outperformed the market for the fiscal year. As part of the move to a relatively low duration, the Fund was positioned with an overweight in fixed-to-float securities and underweight longer-duration low coupon fixed-rate preferreds. Fixed rates outperformed fixed-to-floats during the fiscal year which contributed to the lower relative return of the Fund. This was partially offset by security selection in the fixed-to-floats in the Fund. The Fund's institutional hybrids outperformed on a total return basis; however, an underweight in the category relative to the blended index contributed to the Fund's underperformance. Fund investment guidelines require the Fund to hold at least 50% exchange-traded securities, which limits the amount of institutional hybrids the Fund can hold to under 50%, roughly 10% less than the blended index weight of over 60%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


MARKET AND FUND OUTLOOK Preferred and hybrid securities have been one of the best performing asset classes calendar year-to-date. Assuming the global financial markets remain stable, we believe this positive trend will likely continue. We also believe there will be a benefit to the market from the recent positive results of the ECB AQR and Stress Test, which should provide more stability to the European hybrid capital market going forward. The continued accommodative stance of global central banks leads us to believe that we are likely to remain in a benign, low-rate environment over the near term, which should be a positive for preferred securities. The excess spread or yield built into preferreds relative to Treasuries and investment-grade corporates continues to prove attractive relative to most asset classes and should provide support for preferreds, in our opinion.

The primary issuance market for banks is likely to be a driver of performance both in the preferred and hybrid space as well as corporate bonds. We are anticipating a continuation of robust issuance into next year and beyond due to banks working to meet regulatory requirements. Banks will continue to issue additional tier 1 ("AT1") but are also expected to significantly increase issuance of senior debt over the next few years to satisfy leverage ratios and total loss absorbing capacity ("TLAC") requirements. New issuance both in the U.S. and Europe has the potential of slightly re-pricing the market wider, especially if the market is subject to a large number of new issues over a short time frame.

Preferreds and hybrids remain very attractive relative to other asset classes due to their above-average yields. As of October 31, 2014, the P0P1 currently yields 6.19%, which is over 2% more than investment-grade corporate securities and only 0.5% less than high-yield corporate securities. The C0CS yields 5.81%, 38 basis points lower than P0P1, yet it provides more yield than all other investment-grade asset classes. On a spread to Treasury basis, the current spreads of P0P1 and C0CS to the 10-year Treasury are 384 basis points and 346 basis points, respectively. The financial sector's heightened regulation, coupled with significantly improved capitalization for the banking industry, leads us to believe that there is room for further spread compression of preferreds back to pre-crisis levels, which are approximately 100 basis points tighter than current levels. This implies that we may have room for further appreciation of the asset class in this low-rate environment and, alternatively, provides a cushion against a future rise in rates, in our opinion.

Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while seeking to outperform in all market environments on a risk-adjusted basis. Based on our current outlook, we intend to maintain a shorter duration in FPE than the blended index to better protect investors in a rising interest rate environment. In our opinion, the current low-rate environment will be a positive for preferreds given the attractive yield of the product. Nonetheless, given how quickly rates moved last year, we believe maintaining a shorter duration than the Fund's blended index is the best way to position a portfolio, especially if one does not have to sacrifice yield on the portfolio.

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)


As a shareholder of First Trust Preferred Securities and Income ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           SIX-MONTH
                                                    MAY 1, 2014      OCTOBER 31, 2014        PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
Actual                                               $1,000.00          $1,032.20             0.85%               $4.35
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92             0.85%               $4.33


(a) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2014 through October 31, 2014), multiplied by 184/365. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

                                                                                   STATED        STATED
  SHARES                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
$25 PAR PREFERRED SECURITIES - 52.7%

             BANKS - 17.4%
      7,707  Barclays Bank PLC, Series 3 .....................................      7.10%         (a)      $    197,145
     14,776  Barclays Bank PLC, Series 5 .....................................      8.13%         (a)           381,369
     64,169  Citigroup Capital XIII (b).......................................      7.88%       10/30/40      1,708,179
      5,807  Citigroup, Inc., Series J (b)....................................      7.13%         (a)           157,137
     49,279  Citigroup, Inc., Series K (b)....................................      6.88%         (a)         1,318,706
     40,729  Fifth Third Bancorp, Series I (b)................................      6.63%         (a)         1,104,978
     70,930  First Niagara Financial Group., Inc., Series B (b)...............      8.63%         (a)         1,978,947
     17,731  FNB Corp. (b)....................................................      7.25%         (a)           482,992
     10,580  HSBC USA, Inc., Series F (c).....................................      3.50%         (a)           232,231
     11,288  HSBC USA, Inc., Series H ........................................      6.50%         (a)           287,505
     19,442  ING Groep N.V. ..................................................      7.05%         (a)           495,188
      7,625  ING Groep N.V. ..................................................      7.20%         (a)           195,200
      8,766  JPMorgan Chase & Co., Series W ..................................      6.30%         (a)           218,799
     40,162  Lloyds Banking Group PLC ........................................      7.75%       07/15/50      1,053,851
     56,043  PNC Financial Services Group, Inc., Series P (b).................      6.13%         (a)         1,526,611
     16,651  Regions Financial Corp., Series B (b)............................      6.38%         (a)           426,266
     25,293  Royal Bank of Scotland Group PLC, Series M ......................      6.40%         (a)           621,702
     25,985  Royal Bank of Scotland Group PLC, Series S ......................      6.60%         (a)           644,948
      5,067  Royal Bank of Scotland Group PLC, Series T ......................      7.25%         (a)           128,448
     52,770  US Bancorp, Series F (b).........................................      6.50%         (a)         1,546,689
     13,201  Zions Bancorporation, Series G (b)...............................      6.30%         (a)           344,546
                                                                                                           ------------
                                                                                                             15,051,437
                                                                                                           ------------
             CAPITAL MARKETS - 9.3%
      8,574  Affiliated Managers Group, Inc. .................................      6.38%       08/15/42        223,438
     37,250  Apollo Investment Corp. .........................................      6.63%       10/15/42        945,032
     18,942  Apollo Investment Corp. .........................................      6.88%       07/15/43        474,118
      4,272  Ares Capital Corp. ..............................................      7.00%       02/15/22        108,637
     29,658  BGC Partners, Inc. ..............................................      8.13%       06/15/42        810,850
     93,407  Goldman Sachs Group, Inc., Series K (b)..........................      6.38%         (a)         2,372,538
     48,380  Morgan Stanley (b)...............................................      6.88%         (a)         1,283,038
     15,881  Morgan Stanley, Series E (b).....................................      7.13%         (a)           432,916
     25,985  Morgan Stanley, Series G ........................................      6.63%         (a)           662,098
      8,205  Raymond James Financial, Inc. ...................................      6.90%       03/15/42        221,535
     19,232  State Street Corp., Series D (b).................................      5.90%         (a)           501,955
                                                                                                           ------------
                                                                                                              8,036,155
                                                                                                           ------------
             DIVERSIFIED FINANCIAL SERVICES - 3.2%
     20,752  Allied Capital Corp. ............................................      6.88%       04/15/47        523,158
      5,820  Countrywide Capital IV ..........................................      6.75%       04/01/33        148,876
     30,619  KKR Financial Holdings LLC ......................................      8.38%       11/15/41        864,987
     19,475  KKR Financial Holdings LLC, Series A ............................      7.38%         (a)           506,350
      8,800  RBS Capital Funding Trust V, Series E ...........................      5.90%         (a)           210,320
     17,923  RBS Capital Funding Trust VI, Series F ..........................      6.25%         (a)           433,557
      3,601  RBS Capital Funding Trust VII, Series G .........................      6.08%         (a)            87,108
                                                                                                           ------------
                                                                                                              2,774,356
                                                                                                           ------------
             ELECTRIC UTILITIES - 0.7%
     23,886  SCE Trust III (b)................................................      5.75%         (a)           645,878
                                                                                                           ------------
             FOOD PRODUCTS - 3.9%
     47,700  CHS, Inc. (b)....................................................      6.75%         (a)         1,201,086
     80,923  CHS, Inc., Series 2 (b)..........................................      7.10%         (a)         2,173,592
                                                                                                           ------------
                                                                                                              3,374,678
                                                                                                           ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

                                                                                   STATED        STATED
  SHARES                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

             INSURANCE - 13.1%
     40,941  Aegon N.V. ......................................................      8.00%       02/15/42   $  1,165,590
      9,546  American Financial Group, Inc. ..................................      7.00%       09/30/50        250,201
      6,065  Arch Capital Group Ltd., Series C ...............................      6.75%         (a)           162,178
     41,344  Aspen Insurance Holdings Ltd. (b)................................      5.95%         (a)         1,069,569
     78,762  Aspen Insurance Holdings Ltd. (b)................................      7.40%         (a)         2,131,497
     62,740  Aviva PLC .......................................................      8.25%       12/01/41      1,757,975
     66,320  Endurance Specialty Holdings Ltd., Series A .....................      7.75%         (a)         1,763,449
     44,603  Hartford Financial Services Group, Inc. (b)......................      7.88%       04/15/42      1,350,579
     14,297  Montpelier Re Holdings Ltd., Series A ...........................      8.88%         (a)           394,597
     16,129  PartnerRe Ltd., Series E ........................................      7.25%         (a)           441,612
     32,050  Reinsurance Group of America, Inc. (b)...........................      6.20%       09/15/42        895,156
                                                                                                           ------------
                                                                                                             11,382,403
                                                                                                           ------------
             MULTI-UTILITIES - 1.1%
     37,370  Integrys Energy Group, Inc. (b)..................................      6.00%       08/01/73        976,105
                                                                                                           ------------
             REAL ESTATE INVESTMENT TRUSTS - 4.0%
     66,915  American Realty Capital Properties, Inc., Series F ..............      6.70%         (a)         1,473,468
      1,579  Duke Realty Corp., Series K .....................................      6.50%         (a)            40,075
      7,960  Duke Realty Corp., Series L .....................................      6.60%         (a)           201,468
     15,567  DuPont Fabros Technology, Inc., Series A ........................      7.88%         (a)           398,515
      3,310  DuPont Fabros Technology, Inc., Series B ........................      7.63%         (a)            84,372
      9,816  EPR Properties, Series F ........................................      6.63%         (a)           245,400
      6,533  Hospitality Properties Trust, Series D ..........................      7.13%         (a)           172,275
     14,920  MFA Financial, Inc. .............................................      8.00%       04/15/42        394,932
      7,660  National Retail Properties, Inc., Series D ......................      6.63%         (a)           198,930
      8,450  Regency Centers Corp., Series 6 .................................      6.63%         (a)           217,588
                                                                                                           ------------
                                                                                                              3,427,023
                                                                                                           ------------
             TOTAL $25 PAR PREFERRED SECURITIES..........................................................    45,668,035
             (Cost $45,512,953)                                                                            ------------

$100 PAR PREFERRED SECURITIES - 1.9%

             BANKS - 0.9%
      7,500  CoBank ACB, Series F (b) (d).....................................      6.25%         (a)           783,985
                                                                                                           ------------
             ELECTRIC UTILITIES - 0.7%
      6,491  Southern California Edison Co., Series A (c).....................      4.51%         (a)           661,757
                                                                                                           ------------
             INSURANCE - 0.3%
      2,500  Principal Financial Group, Inc., Series A (b)....................      5.56%         (a)           255,235
                                                                                                           ------------
             TOTAL $100 PAR PREFERRED SECURITIES.........................................................     1,700,977
             (Cost $1,710,156)                                                                             ------------

$1,000 PAR PREFERRED SECURITIES - 1.1%

             REAL ESTATE INVESTMENT TRUSTS - 1.1%
        700  Sovereign Real Estate Investment Trust (e).......................     12.00%         (a)           941,268
                                                                                                           ------------
             TOTAL $1,000 PAR PREFERRED SECURITIES.......................................................       941,268
             (Cost $932,750)                                                                               ------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

    PAR                                                                            STATED        STATED
  AMOUNT                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
CAPITAL PREFERRED SECURITIES - 40.5%

             BANKS - 21.2%
$   600,000  Banco Bilbao Vizcaya Argentaria S.A. (b).........................      9.00%         (a)      $    649,980
  1,000,000  Banco do Brasil S.A. (b) (d).....................................      9.00%         (a)           988,000
    500,000  Bank of America Corp., Series X (b)..............................      6.25%         (a)           501,875
    500,000  Bank of America Corp., Series Z (b)..............................      6.50%         (a)           515,000
  1,092,566  Barclays PLC (b).................................................      6.63%         (a)         1,047,962
    500,000  Barclays PLC (b).................................................      8.25%         (a)           517,250
    500,000  Citigroup, Inc., Series M (b)....................................      6.30%         (a)           498,125
    450,000  Citigroup, Inc., Series N (b)....................................      5.80%         (a)           452,025
    500,000  Credit Agricole S.A. (b) (d).....................................      6.63%         (a)           488,675
    875,000  Credit Agricole S.A. (b).........................................      8.38%         (a)         1,018,281
  1,000,000  Dresdner Funding Trust I ........................................      8.15%       06/30/31      1,173,750
  2,000,000  Fuerstenberg Capital International Sarl & Cie SECS (b)...........     10.25%         (a)         2,068,600
  1,000,000  JPMorgan Chase & Co., Series S (b)...............................      6.75%         (a)         1,058,600
  1,000,000  Lloyds Bank PLC (b)..............................................     12.00%         (a)         1,457,500
  1,000,000  Natixis S.A. (b).................................................     10.00%         (a)         1,181,250
  1,000,000  NIBC Bank N.V. ..................................................      7.63%         (a)         1,005,000
    500,000  Nordea Bank AB (b) (d)...........................................      6.13%         (a)           503,008
  1,000,000  Royal Bank of Scotland Group PLC (b).............................      7.65%         (a)         1,181,250
  1,000,000  Societe Generale S.A. (b)........................................      7.88%         (a)         1,002,500
  1,000,000  Zions Bancorporation, Series J (b)...............................      7.20%         (a)         1,060,664
                                                                                                           ------------
                                                                                                             18,369,295
                                                                                                           ------------
             DIVERSIFIED FINANCIAL SERVICES - 1.7%
    500,000  Banco Btg Pactual S.A. (b) (d)...................................      8.75%         (a)           520,250
  1,000,000  Glen Meadow Pass Through Trust (b) (d)...........................      6.51%       02/12/67        988,750
                                                                                                           ------------
                                                                                                              1,509,000
                                                                                                           ------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
  1,000,000  Koninklijke KPN N.V. (b) (d).....................................      7.00%       03/28/73      1,047,000
                                                                                                           ------------
             ELECTRIC UTILITIES - 2.7%
  2,000,000  Enel SpA (b) (d).................................................      8.75%       09/24/73      2,345,000
                                                                                                           ------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.3%
  1,000,000  AES Gener S.A. (b) (d)...........................................      8.38%       12/18/73      1,123,750
                                                                                                           ------------
             INSURANCE - 11.1%
  1,000,000  Aquarius + Investments PLC for Swiss Reinsurance Co., Ltd. (b)...      8.25%         (a)         1,106,250
  1,000,000  Assured Guaranty Municipal Holdings, Inc. (b) (d)................      6.40%       12/15/66        880,000
  1,000,000  Aviva PLC .......................................................      8.25%         (a)         1,124,975
    500,000  Catlin Insurance Co., Ltd. (b)...................................      7.25%         (a)           515,000
    500,000  Cloverie PLC for Zurich Insurance Co., Ltd. (b)..................      8.25%         (a)           573,812
    500,000  CNP Assurances (b)...............................................      7.50%         (a)           551,875
  1,000,000  Friends Life Holdings PLC (b)....................................      7.88%         (a)         1,107,106
  1,000,000  Genworth Holdings, Inc. (b)......................................      6.15%       11/15/66        857,500
  1,000,000  La Mondiale SAM (b)..............................................      7.63%         (a)         1,090,650
    300,000  Prudential PLC (b)...............................................     11.75%         (a)           305,160
  1,000,000  Sirius International Group Ltd. (b) (e)..........................      7.51%         (a)         1,054,971
    500,000  XL Group PLC, Series E (b).......................................      6.50%         (a)           481,000
                                                                                                           ------------
                                                                                                              9,648,299
                                                                                                           ------------
             MULTI-UTILITIES - 1.3%
   1,000,000 RWE AG (b).......................................................      7.00%       10/12/72      1,087,600
                                                                                                           ------------
             TOTAL CAPITAL PREFERRED SECURITIES..........................................................    35,129,944
             (Cost $34,896,648)                                                                            ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

 PRINCIPAL                                                                         STATED        STATED
   VALUE                                DESCRIPTION                                COUPON       MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
CORPORATE BONDS AND NOTES - 0.6%

             BANKS - 0.6%
$   500,000  Banco Internacional del Peru SAA (b) (d).........................      6.63%       03/19/29   $    545,000
                                                                                                           ------------
             TOTAL CORPORATE BONDS AND NOTES.............................................................       545,000
             (Cost $500,000)                                                                               ------------



  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
CLOSED-END FUNDS - 1.0%

             CAPITAL MARKETS - 1.0%
     37,881  Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc. ................................       867,096
                                                                                                           ------------
             TOTAL CLOSED-END FUNDS......................................................................       867,096
             (Cost $851,736)                                                                               ------------

             TOTAL INVESTMENTS - 97.8%...................................................................    84,852,320
             (Cost $84,404,243) (f)                                                                        ------------

             NET OTHER ASSETS AND LIABILITIES - 2.2%.....................................................     1,865,877
                                                                                                           ------------
             NET ASSETS - 100.0%.........................................................................  $ 86,718,197
                                                                                                           ============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2014.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $10,213,418 or 11.78% of net assets.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(f) Aggregate cost for federal income tax purposes is $84,427,971. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,012,383 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $588,034.



                       See Notes to Financial Statements               Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES           INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   --------------   --------------
$25 Par Preferred Securities*......................    $  45,668,035   $  45,668,035   $           --   $           --
$100 Par Preferred Securities*.....................        1,700,977              --        1,700,977               --
$1,000 Par Preferred Securities*...................          941,268              --          941,268               --
Capital Preferred Securities*......................       35,129,944              --       35,129,944               --
Corporate Bonds and Notes*.........................          545,000              --          545,000               --
Closed-End Funds*..................................          867,096         867,096               --               --
                                                       -------------   -------------   --------------   --------------
Total Investments..................................    $  84,852,320   $  46,535,131   $   38,317,189   $           --
                                                       =============   =============   ==============   ==============


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2014, the Fund transferred $25 par preferred securities valued at $177,060 from Level 2 to Level 1 of the fair value hierarchy due to the use of observable market inputs in an active market and transferred $100 par preferred securities valued at $509,750 from Level 1 to Level 2 of the fair value hierarchy due to the use of observable market inputs not in an active market.


Page 12                See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value..................................................    $      84,852,320
Cash ..................................................................              642,636
Receivables:
   Capital shares sold.................................................            2,851,782
   Interest ...........................................................              568,917
   Dividends ..........................................................              117,458
                                                                           -----------------
     Total Assets .....................................................           89,033,113
                                                                           -----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................            2,255,524
   Investment advisory fees............................................               59,392
                                                                           -----------------
     Total Liabilities.................................................            2,314,916
                                                                           -----------------
NET ASSETS                                                                 $      86,718,197
                                                                           =================
NET ASSETS CONSIST OF:
Paid-in capital........................................................    $      91,575,713
Par value..............................................................               45,550
Accumulated net investment income (loss)...............................              189,746
Accumulated net realized gain (loss) on investments....................           (5,540,889)
Net unrealized appreciation (depreciation) on investments..............              448,077
                                                                           -----------------
NET ASSETS.............................................................    $      86,718,197
                                                                           =================
NET ASSET VALUE, per share.............................................    $           19.04
                                                                           =================
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share).......................            4,555,000
                                                                           =================
Investments, at cost...................................................    $      84,404,243
                                                                           =================


                       See Notes to Financial Statements               Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Dividends..............................................................    $       2,629,703
Interest...............................................................            1,811,647
Foreign tax withholding................................................                 (177)
Other..................................................................                  537
                                                                           -----------------
     Total investment income...........................................            4,441,710
                                                                           -----------------
EXPENSES:
Investment advisory fees...............................................              546,589
                                                                           -----------------
     Total expenses....................................................              546,589
                                                                           -----------------
NET INVESTMENT INCOME (LOSS)...........................................            3,895,121
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (2,107,556)
   In-kind redemptions.................................................             (427,439)
                                                                           -----------------
Net realized gain (loss)...............................................           (2,534,995)
                                                                           -----------------
Net change in unrealized appreciation (depreciation) on investments....            4,543,169
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            2,008,174
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $       5,903,295
                                                                           =================


Page 14                See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                              FOR THE              2/11/13 (a)
                                                                             YEAR ENDED              THROUGH
                                                                             10/31/2014             10/31/2013
                                                                        --------------------   --------------------
OPERATIONS:
Net investment income (loss)........................................    $          3,895,121   $          2,225,791
Net realized gain (loss)............................................              (2,534,995)            (4,336,151)
Net change in unrealized appreciation (depreciation) ...............               4,543,169             (4,095,092)
                                                                        --------------------   --------------------
Net increase (decrease) in net assets resulting from operations ....               5,903,295             (6,205,452)
                                                                        --------------------   --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................              (3,548,355)            (2,136,590)
Return of capital...................................................                      --                (94,493)
                                                                        --------------------   --------------------
Total distributions to shareholders.................................              (3,548,355)            (2,231,083)
                                                                        --------------------   --------------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................              33,332,529             86,035,226
Cost of shares redeemed.............................................             (13,691,744)           (12,876,219)
                                                                        --------------------   --------------------
Net increase (decrease) in net assets resulting from
   shareholder transactions.........................................              19,640,785             73,159,007
                                                                        --------------------   --------------------
Total increase (decrease) in net assets.............................              21,995,725             64,722,472

NET ASSETS:
Beginning of period.................................................              64,722,472                     --
                                                                        --------------------   --------------------
End of period.......................................................    $         86,718,197   $         64,722,472
                                                                        ====================   ====================
Accumulated net investment income (loss) at end of period ..........    $            189,746   $             90,859
                                                                        ====================   ====================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................               3,555,000                     --
Shares sold.........................................................               1,750,000              4,255,000
Shares redeemed.....................................................                (750,000)              (700,000)
                                                                        --------------------   --------------------
Shares outstanding, end of period...................................               4,555,000              3,555,000
                                                                        ====================   ====================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.


                       See Notes to Financial Statements               Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR THE PERIOD
                                                                   FOR THE          2/11/2013 (a)
                                                                  YEAR ENDED           THROUGH
                                                                  10/31/2014         10/31/2013
                                                                --------------     --------------
Net asset value, beginning of period.........................     $    18.21         $    19.99
                                                                  ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................           1.10               0.65
Net realized and unrealized gain (loss)......................           0.76              (1.78)
                                                                  ----------         ----------
Total from investment operations.............................           1.86              (1.13)
                                                                  ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................................          (1.03)             (0.62)
Return of capital............................................             --              (0.03)
                                                                  ----------         ----------
Total distributions..........................................          (1.03)             (0.65)
                                                                  ----------         ----------
Net asset value, end of period...............................     $    19.04         $    18.21
                                                                  ==========         ==========
TOTAL RETURN (b).............................................          10.42%             (5.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $   86,718         $   64,722
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                           0.85%              0.85% (c)
Ratio of net investment income (loss) to average net assets             6.06%              5.44% (c)
Portfolio turnover rate (d)                                               91%                45%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 16                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust consists of three funds that are currently offering shares. This report covers the First Trust Preferred Securities and Income ETF (the "Fund"), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities including corporate bonds, high-yield securities and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

    Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

    Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

    1)    benchmark yields;

    2)    reported trades;

    3)    broker/dealer quotes;

    4)    issuer spreads;

    5)    benchmark securities;

    6)    bids and offers; and

    7)    reference data including market research publications.

    Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                               SHARES/                                                % OF
                                                 ACQUISITION     PAR                    CARRYING                       NET
SECURITY                                            DATE        AMOUNT      PRICE         COST           VALUE       ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust, 12.00%     5/12/14           700  $ 1,344.67  $     932,750  $     941,268    1.09%
Sirius International Group Ltd., 7.51%             8/06/14    $1,000,000        1.05      1,063,750      1,054,971    1.22
                                                                                      -------------  -------------  ---------
                                                                                      $   1,996,500  $   1,996,239    2.31%
                                                                                      =============  =============  =========


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2014 and fiscal period ended October 31, 2013 was as follows:


Distributions paid from:                                         2014                2013
Ordinary income....................................         $    3,548,355      $    2,136,590
Capital gain.......................................                     --                  --
Return of capital..................................                     --              94,493

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................         $      432,357
Accumulated capital and other losses...............             (5,759,772)
Net unrealized appreciation (depreciation).........                424,349

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $5,759,772.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2014, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:


                                          ACCUMULATED
                   ACCUMULATED           NET REALIZED
                 NET INVESTMENT           GAIN (LOSS)             PAID-IN
                  INCOME (LOSS)         ON INVESTMENTS            CAPITAL
                 ---------------        ---------------        --------------
                 $     (247,879)        $       698,877        $    (450,998)


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement, First Trust will supervise Stonebridge and its management of the investment of the Fund's assets and will pay Stonebridge for its services as the Fund's sub-advisor. First Trust and Stonebridge are equally responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge's share of the Fund's expenses. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Fund has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $70,070,036 and $58,414,219, respectively.

For the year ended October 31, 2014, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $16,183,104 and $7,391,385, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                               6. LINE OF CREDIT

Effective March 28, 2013, the First Trust Series Fund and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with the Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and the Trust and First Trust Exchange Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia, which First Trust allocated amongst the funds that had access to the Line of Credit. To the extent that the Fund accessed the credit line, there would also be an interest fee charged.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2014


The Line of Credit terminated on April 25, 2014. Effective April 25, 2014, the Trust, First Trust Series Fund and First Trust Exchange-Traded Fund IV entered into an $80 million Credit Agreement with Scotia as administrative agent for a group of lenders. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans is charged by Scotia, which First Trust allocates amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2016.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 5, 2014, First Trust Emerging Markets Local Currency Bond ETF, an additional series of the Trust, began trading under the ticker symbol "FEMB" on the NASDAQ.

On November 20, 2014, the Fund declared a dividend of $0.085 per share to shareholders of record on November 25, 2014, payable November 28, 2014.

On November 27, 2014, the Securities and Exchange Commission published and made immediately effective an amendment to the NYSE's Rule 19b-4 Application (the "Amendment") relating to the Fund's use of derivative instruments. The Amendment was made to allow the Fund to invest in exchange-traded and over-the-counter ("OTC") interest rate swaps, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on Eurodollar futures contracts, exchange-listed Eurodollar futures contracts, exchange-traded and OTC non-U.S. currency swaps, exchange-listed currency options, forward currency contracts and non-deliverable forward currency contracts (collectively, "Derivative Instruments"). The Amendment will be made immediately effective upon amendment of the Trust's Registration Statement disclosing the Fund's intended use of Derivative Instruments.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income ETF as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q is available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


     Dividends Received Deduction                   Qualified Dividend Income
     ----------------------------                  ----------------------------
                19.97%                                        54.46%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CASH TRANSACTIONS RISK. The Fund may under certain circumstances effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the securities into depositary receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANY RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2014 (UNAUDITED)


HIGH YIELD SECURITIES RISK. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK. If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred Securities combine some of the characteristics of both common stocks and bonds. Preferred Securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred Securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        111         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior         111         Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 East Liberty Drive,         o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                                         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 111         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Company of
120 East Liberty Drive,         o Since Inception   Consulting)                                                   Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating             111         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Fund        Harapan Educational Foundation                                Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                          (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                         May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010 to         111         None
Chairman of the Board                               Present), President (until December 2010),
120 East Liberty Drive,         o Since Inception   First Trust Advisors L.P. and First Trust
  Suite 400                                         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                   Directors, BondWave LLC (Software
D.O.B.: 09/55                                       Development Company/Investment Advisor
                                                    and Stonebridge Advisors LLC (Investment
                                                    Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2014 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                   OFFICES                AND LENGTH OF                       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief           o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
  Suite 400                                              o Since Inception     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial    o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
  Suite 400                Accounting Officer            o Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief           o Indefinite Term     General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary, BondWave LLC
  Suite 400                                              o Since Inception     (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist        Vice President                o Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer      o Indefinite Term     Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,      and Assistant Secretary                             L.P. and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin            Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President                o Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST


First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
------------------------------------

First Trust Long/Short Equity ETF (FTLS)

       Annual Report
       For the Period
     September 8, 2014
(Commencement of Operations)
  through October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter.........................................................    1
Fund Performance Overview..................................................    2
Portfolio Commentary.......................................................    5
Understanding Your Fund Expenses...........................................    7
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities........................................   17
Statement of Operations....................................................   18
Statement of Changes in Net Assets.........................................   19
Financial Highlights.......................................................   20
Notes to Financial Statements..............................................   21
Report of Independent Registered Public Accounting Firm....................   26
Additional Information.....................................................   27
Board of Trustees and Officers.............................................   30
Privacy Policy.............................................................   32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Long/Short Equity ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Long/Short Equity ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements since the Fund's inception. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
First Trust Long/Short Equity ETF's (the "Fund") investment objective is to seek to provide investors with long-term total return. The Fund pursued its objective by establishing long and short positions in a portfolio of Equity Securities (as defined below). Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowing for investment purposes) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities. The securities of the companies and ETFs in which the Fund will invest are referred to collectively as "Equity Securities." The Equity Securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts.

The Fund takes long and short positions in Equity Securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.

Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.


---------------------------------------------------------
PERFORMANCE
---------------------------------------------------------
                                           CUMULATIVE
                                         TOTAL RETURNS
                                       Inception (9/8/14)
                                          to 10/31/14
FUND PERFORMANCE
NAV                                          1.86%
Market Price                                 1.99%

INDEX PERFORMANCE
S&P 500(R) Index                             1.05%
---------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF OCTOBER 31, 2014
-----------------------------------------------------------
SECTOR                                      %*
Information Technology                     23.9%
Consumer Staples                           19.9
Financials                                 16.7
Health Care                                16.3
Industrials                                 8.3
Consumer Discretionary                      8.2
Energy                                      4.9
Materials                                   1.9
Telecommunication                          -0.1
                                         -------
     Total                                100.0%
                                         =======

* Represents % of long-term investments and securities sold short.

-----------------------------------------------------------
TOP TEN LONG-TERM PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2014
-----------------------------------------------------------
                                      % OF NET ASSETS
Home Depot (The), Inc.                      3.3%
Wal-Mart Stores, Inc.                       3.2
Simon Property Group, Inc.                  3.1
Intuit, Inc.                                2.8
QUALCOMM, Inc.                              2.7
Philip Morris International, Inc.           2.6
Amgen, Inc.                                 2.5
Visa, Inc., Class A                         2.5
U.S. Bancorp                                2.4
Vector Group Ltd.                           2.4
                                          -------
     Total                                 27.5%
                                          =======

-----------------------------------------------------------
TOP TEN SECURITIES SOLD SHORT AS OF OCTOBER 31, 2014
-----------------------------------------------------------
                                      % OF NET ASSETS
SPDR S&P 500 ETF Trust                     -0.5%
Total System Services, Inc.                -0.4
Waters Corp.                               -0.4
Hershey (The) Co.                          -0.4
Federal Realty Investment Trust            -0.4
Aramark                                    -0.4
Wells Fargo & Co.                          -0.4
JM Smucker (The) Co.                       -0.4
AT&T, Inc.                                 -0.4
PPG Industries, Inc.                       -0.4
                                          -------
     Total                                 -4.1%
                                          =======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      SEPTEMBER 8, 2014 - OCTOBER 31, 2014

            First Trust Long/Short Equity ETF      S&P 500 Index
9/8/14                   $10,000                      $10,000
10/31/14                  10,186                       10,105


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 9, 2014 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
9/9/14 - 10/31/14             23              3              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
9/9/14 - 10/31/14              9              4              0            0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Alternatives Investment team was formed in July of 2011 and is headed by John Gambla, CFA, FRM, PRM and Rob Guttschow, CFA. Prior to joining First Trust, Messrs. Gambla and Guttschow were Co-Chief Investment Officers at Nuveen Hyde Park, a quantitative money manager. The team focuses on systematic and disciplined strategies using a variety of statistical techniques along with a fundamental overlay based upon their combined 40+ years of investment experience. Currently the team manages/consults for a variety of portfolios structured as exchanged-traded funds and separately managed accounts in the United States, Canada, and Mexico.


                           PORTFOLIO MANAGEMENT TEAM

JOHN GAMBLA - CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER
ROB GUTTSCHOW - CFA, SENIOR PORTFOLIO MANAGER


                                   COMMENTARY

FIRST TRUST LONG/SHORT EQUITY ETF
The First Trust Long/Short Equity ETF (the "Fund"), which commenced trading on September 8, 2014, is an actively managed exchange-traded fund. The Fund's investment objective is to seek to provide investors with long-term total return. The Fund invests at least 80% of its net assets in U.S. exchange-listed equity securities of U.S. and foreign companies such as common stocks and ETFs. The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. exchange-listed equity index future contracts. These futures will be used to gain long or short exposure to broad-based equity indexes.

OVERALL MARKET RECAP

This commentary discusses the 12-month overall market performance ended October 31, 2014 and the Fund's performance for the period from the Fund's inception date, September 8, 2014, to October 31, 2014.

U.S. economic growth dipped into negative territory during the first quarter of 2014, as extremely cold weather throughout the Midwest and East Coast dampened economic activity. However, growth quickly resumed in the second quarter, jumping from -2.1% annualized growth in the first quarter to 4.6% growth in the second quarter. Third quarter estimates for growth in the U.S. economy show consensus estimates of a 3.0% annualized third quarter growth rate. Coincident with GDP growth, the widely watched unemployment rate fell to 5.9% by the end of the third quarter.

With solid, but certainly not spectacular, economic growth and an unemployment rate falling well through the Federal Reserve's (the "Fed") 2013 stated threshold for the removal of "crisis" level interest rates, the third quarter brought forth a more heated debate about when and how the Fed would begin to raise rates. The Fed's asset purchase program and the ultra-low Fed Funds rate are widely believed to have been supportive of the U.S. equity markets. With the asset purchase program likely ending in November, the markets have been increasingly focused on when the Fed will begin to raise short-term rates and how that will affect the fixed-income and U.S. equity markets. The Fed's response to the "when" question, in summary, has been "it depends upon the data." Regardless of the exact timing of the first rate increases, a data-dependent Fed is likely to result in a data-dependent market, implying that higher levels of market volatility are here to stay, in our opinion.

U.S. equity markets, as represented by the S&P 500(R) Index, have responded to the solid economic growth by rallying 8.34% calendar year-to-date. Earnings, as reported by Standard & Poor's, have been supportive with estimated earnings for the S&P 500(R) Index growing by 10.85% in the third quarter versus 2013 third quarter earnings. That marked the second solid quarter in a row, as second quarter earnings were up 11.3% versus second quarter earnings in 2013. One conundrum in this rosy picture has been the performance of the small-cap sector of the U.S. equity markets. Small-cap stocks, as represented by the S&P 600(R) Index, are down -3.73% on the year. Through August, small-cap stocks were slightly positive before falling 5.37% in September. September brought forth growing concerns that global growth was slowing, and the growth sensitive small-stock sector was the first to respond with a big downturn.

FUND PERFORMANCE

The Fund's inception date was September 8, 2014. The Fund's performance from inception through October 31, 2014 was 1.99% on a market price basis and 1.86% on NAV. The Fund's benchmark, the S&P 500(R) Index ("benchmark"), returned 1.05% during the same period. The Fund paid its first distribution in September of $.0162/share.

FTLS is an actively managed, broadly diversified, long/short strategy that incorporates earnings quality as one of the major components in the investment process. The Fund's portfolio managers believe that high-earning quality stocks will outperform low-quality earnings stocks over time. Unlike traditional long-only equity funds, FTLS has the potential to benefit not only from buying companies deemed to be high-quality companies, but also by selling ("shorting") companies viewed as low quality. The Fund has maintained a long bias of approximately 80% net market exposure with long positions, totaling approximately 100%, and short positions totaling approximately 20% of the Fund's NAV.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


The Fund maintained a significant long overweight in Consumer Staples and significant long underweight in Energy and Utilities. The top ten long positions comprised 27.5% of the Fund with Home Depot (HD) being the largest position at 3.3%. The top ten short positions comprised 4.1% of the Fund with S&P 500 Depositary Receipts (SPDR) being the largest short position at 0.5%. During October, the Fund increased the overall size of its short positions in response to a large increase in market volatility by shorting the S&P 500(R) and Russell 2000(R) ETFs. The short position in the Russell 2000(R) was closed out before fiscal year end as volatility subsided.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its objective of providing long-term total return. The Fund is invested in a broad array of U.S. equity securities with a focus on earnings quality. Useful investment information exists across the entire distribution of earnings quality. A long/short approach in which there is a long bias of high-quality stocks and a short bias of lower-earnings quality stocks affords the opportunity to extract additional performance while potentially hedging market exposure. We believe this provides a solid framework to generate attractive risk-adjusted total returns going forward.

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)


As a shareholder of First Trust Long/Short Equity ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUALIZED
                                                                                    EXPENSE RATIO         EXPENSES PAID
                                                 BEGINNING            ENDING         BASED ON THE       DURING THE PERIOD
                                               ACCOUNT VALUE      ACCOUNT VALUE     NUMBER OF DAYS    SEPTEMBER 8, 2014 (a)
                                             SEPTEMBER 8, 2014   OCTOBER 31, 2014   IN THE PERIOD    TO OCTOBER 31, 2014 (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LONG/SHORT EQUITY ETF
Actual                                           $1,000.00          $1,018.60            0.95%                $1.39
Hypothetical (5% return before expenses)         $1,000.00          $1,020.42            0.95%                $4.84


(a)   Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (September 8, 2014 through October 31, 2014), multiplied by 53/365. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 99.5%

             AEROSPACE & DEFENSE - 2.3%
        359  Huntington Ingalls Industries, Inc. (a).....................................................  $     37,990
        175  TransDigm Group, Inc. (a)...................................................................        32,730
                                                                                                           ------------
                                                                                                                 70,720
                                                                                                           ------------
             AIR FREIGHT & LOGISTICS - 1.8%
        331  FedEx Corp. (a).............................................................................        55,409
                                                                                                           ------------
             AIRLINES - 1.9%
        293  Delta Air Lines, Inc. (a)...................................................................        11,788
      1,338  Southwest Airlines Co. (a)..................................................................        46,134
                                                                                                           ------------
                                                                                                                 57,922
                                                                                                           ------------
             BANKS -4.9%
        427  BankUnited, Inc. (a)........................................................................        12,767
        977  BB&T Corp. (a)..............................................................................        37,009
        797  Fifth Third Bancorp (a).....................................................................        15,932
        255  SunTrust Banks, Inc. (a)....................................................................         9,981
      1,717  U.S. Bancorp (a)............................................................................        73,144
                                                                                                           ------------
                                                                                                                148,833
                                                                                                           ------------
             BIOTECHNOLOGY - 6.4%
        472  Amgen, Inc. (a).............................................................................        76,549
        146  Biogen Idec, Inc. (a) (b)...................................................................        46,877
        602  Dyax Corp. (a) (b)..........................................................................         7,447
        588  Gilead Sciences, Inc. (a) (b)...............................................................        65,856
                                                                                                           ------------
                                                                                                                196,729
                                                                                                           ------------
             CHEMICALS - 2.3%
        156  A Schulman, Inc. (a)........................................................................         5,524
        237  LyondellBasell Industries NV (a)............................................................        21,716
        150  Mosaic (The) Co. (a)........................................................................         6,647
        223  RPM International, Inc. (a).................................................................        10,102
        106  Scotts Miracle-Gro (The) Co., Class A (a)...................................................         6,279
         92  Sherwin-Williams (The) Co. (a)..............................................................        21,120
                                                                                                           ------------
                                                                                                                 71,388
                                                                                                           ------------
             COMMUNICATIONS EQUIPMENT - 4.1%
        730  ARRIS Group, Inc. (a) (b)...................................................................        21,915
        584  Brocade Communications Systems, Inc. (a)....................................................         6,266
        152  Palo Alto Networks, Inc. (a) (b)............................................................        16,066
      1,043  QUALCOMM, Inc. (a)..........................................................................        81,886
                                                                                                           ------------
                                                                                                                126,133
                                                                                                           ------------
             CONSTRUCTION & ENGINEERING - 0.3%
        219  Argan, Inc. (a).............................................................................         7,623
                                                                                                           ------------
             CONSUMER FINANCE - 1.8%
        678  Capital One Financial Corp. (a).............................................................        56,118
                                                                                                           ------------
             CONTAINERS & PACKAGING - 0.2%
        247  Berry Plastics Group, Inc. (a) (b)..........................................................         6,427
                                                                                                           ------------
             DISTRIBUTORS - 0.7%
        227  Genuine Parts Co. (a).......................................................................        22,037
                                                                                                           ------------



Page 8                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES - 1.4%
        772  Citigroup, Inc. (a).........................................................................  $     41,325
                                                                                                           ------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
        472  Consolidated Communications Holdings, Inc. (a)..............................................        12,225
                                                                                                           ------------
             ELECTRICAL EQUIPMENT - 0.2%
        114  AMETEK, Inc. (a)............................................................................         5,945
                                                                                                           ------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
        161  Zebra Technologies Corp., Class A (a) (b)...................................................        11,874
                                                                                                           ------------
             ENERGY EQUIPMENT & SERVICES - 0.6%
        650  Forum Energy Technologies, Inc. (a) (b).....................................................        17,745
                                                                                                           ------------
             FOOD & STAPLES RETAILING -7.8%
        120  Andersons Inc./The (a)......................................................................         7,648
        508  Costco Wholesale Corp. (a)..................................................................        67,752
      1,665  Sysco Corp. (a).............................................................................        64,169
      1,286  Wal-Mart Stores, Inc. (a)...................................................................        98,083
                                                                                                           ------------
                                                                                                                237,652
                                                                                                           ------------
             FOOD PRODUCTS - 2.4%
        439  Campbell Soup Co. (a).......................................................................        19,391
        532  ConAgra Foods, Inc. (a).....................................................................        18,274
        295  Fresh Del Monte Produce, Inc. (a)...........................................................         9,472
        742  Pinnacle Foods, Inc. (a)....................................................................        25,080
                                                                                                           ------------
                                                                                                                 72,217
                                                                                                           ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
        106  C.R. Bard, Inc. (a).........................................................................        17,381
         12  Intuitive Surgical, Inc.(a) (b).............................................................         5,950
        787  Medtronic, Inc. (a).........................................................................        53,642
        263  Stryker Corp. (a)...........................................................................        23,020
        259  Zeltiq Aesthetics, Inc. (a) (b).............................................................         6,641
                                                                                                           ------------
                                                                                                                106,634
                                                                                                           ------------
             HEALTH CARE PROVIDERS & SERVICES - 0.5%
         70  Henry Schein, Inc. (a) (b)..................................................................         8,402
        106  MEDNAX, Inc. (a) (b)........................................................................         6,618
                                                                                                           ------------
                                                                                                                 15,020
                                                                                                           ------------
             HOTELS, RESTAURANTS & LEISURE - 2.2%
          8  Chipotle Mexican Grill, Inc. (a) (b)........................................................         5,104
        455  Diamond Resorts International, Inc. (a) (b).................................................        11,812
        138  Las Vegas Sands Corp. (a)...................................................................         8,592
        542  Marriott International, Inc./DE (a).........................................................        41,056
                                                                                                           ------------
                                                                                                                 66,564
                                                                                                           ------------
             HOUSEHOLD DURABLES - 0.2%
         52  Harman International Industries, Inc. (a)...................................................         5,582
                                                                                                           ------------
             HOUSEHOLD PRODUCTS - 2.0%
        455  Clorox (The) Co. (a)........................................................................        45,273
        746  Harbinger Group, Inc. (a) (b)...............................................................         9,802
         70  Spectrum Brands Holdings, Inc. (a)..........................................................         6,341
                                                                                                           ------------
                                                                                                                 61,416
                                                                                                           ------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

             INDUSTRIAL CONGLOMERATES - 0.3%
         66  Roper Industries, Inc. (a)..................................................................  $     10,448
                                                                                                           ------------
             INTERNET & CATALOG RETAIL - 2.1%
         88  Expedia, Inc. (a)...........................................................................         7,477
        213  Liberty Media Corp. - Interactive, Class A (a) (b)..........................................         5,568
        646  Liberty Ventures (a) (b)....................................................................        22,675
         24  priceline.com, Inc. (a) (b).................................................................        28,949
                                                                                                           ------------
                                                                                                                 64,669
                                                                                                           ------------
             INTERNET SOFTWARE & SERVICES - 1.3%
        469  eBay, Inc. (a) (b)..........................................................................        24,623
        118  IAC/InterActiveCorp. (a)....................................................................         7,987
        104  VeriSign, Inc. (a) (b)......................................................................         6,215
                                                                                                           ------------
                                                                                                                 38,825
                                                                                                           ------------
             IT SERVICES - 6.2%
        303  Accenture PLC, Class A (a)..................................................................        24,579
        263  Booz Allen Hamilton Holding Corp. (a).......................................................         6,930
      1,085  Broadridge Financial Solutions, Inc. (a)....................................................        47,664
        138  Syntel, Inc. (a) (b)........................................................................        11,952
        313  Visa, Inc., Class A (a).....................................................................        75,568
      1,280  Western Union Co. (a).......................................................................        21,709
                                                                                                           ------------
                                                                                                                188,402
                                                                                                           ------------
             LIFE SCIENCES TOOLS & SERVICES - 1.6%
         46  Illumina, Inc. (a) (b)......................................................................         8,858
        347  Thermo Fisher Scientific, Inc. (a)..........................................................        40,797
                                                                                                           ------------
                                                                                                                 49,655
                                                                                                           ------------
             MACHINERY - 1.6%
        746  Allison Transmission Holdings, Inc. (a).....................................................        24,230
        154  Parker Hannifin Corp. (a)...................................................................        19,563
         58  WABCO Holdings, Inc. (a) (b)................................................................         5,648
                                                                                                           ------------
                                                                                                                 49,441
                                                                                                           ------------
             METALS & MINING - 0.8%
        873  Coeur Mining, Inc. (a) (b)..................................................................         3,230
      1,057  Gold Resource Corp. (a).....................................................................         4,112
        375  SunCoke Energy, Inc. (a)....................................................................         8,962
        225  United States Steel Corp. (a)...............................................................         9,009
                                                                                                           ------------
                                                                                                                 25,313
                                                                                                           ------------
             OIL, GAS & CONSUMABLE FUELS - 4.5%
        249  Bonanza Creek Energy, Inc. (a) (b)..........................................................        11,265
        177  Cabot Oil & Gas Corp. (a)...................................................................         5,505
        134  Green Plains Renewable Energy, Inc. (a).....................................................         4,583
      1,583  Kosmos Energy Ltd. (a) (b)..................................................................        14,769
         66  Marathon Petroleum Corp. (a)................................................................         5,999
        919  Phillips 66 (a).............................................................................        72,141
        351  Valero Energy Corp. (a).....................................................................        17,582
        140  World Fuel Services Corp. (a)...............................................................         5,774
                                                                                                           ------------
                                                                                                                137,618
                                                                                                           ------------


Page 10                See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

             PAPER & FOREST PRODUCTS - 0.4%
         86  Clearwater Paper Corp. (a) (b)..............................................................  $      5,534
        108  Neenah Paper, Inc. (a)......................................................................         6,589
                                                                                                           ------------
                                                                                                                 12,123
                                                                                                           ------------
             PHARMACEUTICALS - 3.6%
        225  Actavis plc (a) (b).........................................................................        54,616
        829  Bristol-Myers Squibb Co. (a)................................................................        48,240
         38  Jazz Pharmaceuticals PLC (a) (b)............................................................         6,416
                                                                                                           ------------
                                                                                                                109,272
                                                                                                           ------------
             PROFESSIONAL SERVICES - 0.5%
        261  Robert Half International, Inc. (a).........................................................        14,298
                                                                                                           ------------
             REAL ESTATE INVESTMENT TRUSTS - 9.5%
        453  American Capital Agency Corp. (a)...........................................................        10,301
        756  American Realty Capital Proper (a)..........................................................         6,706
      3,365  Annaly Capital Management, Inc. (a).........................................................        38,395
        187  Digital Realty Trust, Inc. (a)..............................................................        12,901
        241  Health Care REIT, Inc. (a)..................................................................        17,138
        656  Host Hotels & Resorts, Inc. (a).............................................................        15,291
      6,772  MFA Mortgage Investments, Inc. (a)..........................................................        56,750
        148  Public Storage (a)..........................................................................        27,282
        520  Simon Property Group, Inc. (a)..............................................................        93,189
        586  Starwood Property Trust, Inc. (a)...........................................................        13,220
                                                                                                           ------------
                                                                                                                291,173
                                                                                                           ------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
        277  Broadcom Corp. (a)..........................................................................        11,601
        104  KLA-Tencor Corp. (a)........................................................................         8,231
        255  Monolithic Power Systems, Inc. (a)..........................................................        11,268
        851  Texas Instruments, Inc. (a).................................................................        42,261
                                                                                                           ------------
                                                                                                                 73,361
                                                                                                           ------------
             SOFTWARE - 6.0%
        570  Adobe Systems, Inc. (a) (b).................................................................        39,968
        205  Aspen Technology, Inc. (a) (b)..............................................................         7,571
        241  Autodesk, Inc. (a) (b)......................................................................        13,867
        544  CA, Inc. (a)................................................................................        15,808
         46  FactSet Research Systems, Inc. (a)..........................................................         6,046
        975  Intuit, Inc. (a)............................................................................        85,810
        130  NetScout Systems, Inc. (a) (b)..............................................................         4,792
        199  SS&C Technologies Holdings, Inc. (a)........................................................         9,616
                                                                                                           ------------
                                                                                                                183,478
                                                                                                           ------------
             SPECIALTY RETAIL - 3.7%
         44  Advance Auto Parts, Inc. (a)................................................................         6,466
         10  AutoZone, Inc. (a) (b)......................................................................         5,535
      1,019  Home Depot (The), Inc. (a)..................................................................        99,373
                                                                                                           ------------
                                                                                                                111,374
                                                                                                           ------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
        219  Western Digital Corp. (a)...................................................................        21,543
                                                                                                           ------------


                       See Notes to Financial Statements                 Page 11

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

             TEXTILES, APPAREL & LUXURY GOODS - 1.0%
        343  NIKE, Inc., Class B (a).....................................................................  $     31,889
                                                                                                           ------------
             TOBACCO - 5.0%
        883  Philip Morris International, Inc. (a).......................................................        78,596
      3,263  Vector Group Ltd. (a).......................................................................        72,895
                                                                                                           ------------
                                                                                                                151,491
                                                                                                           ------------
             TOTAL LONG-TERM INVESTMENTS.................................................................     3,037,911
             (Cost $2,986,636) (c)                                                                         ------------

EXCHANGE-TRADED FUNDS SOLD SHORT - (0.5%)

             CAPITAL MARKETS - (0.5%)
        (80) SPDR S&P 500 ETF Trust......................................................................       (16,133)
                                                                                                           ------------
             TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT......................................................       (16,133)
             (Proceeds $(15,060))                                                                          ------------

COMMON STOCKS SOLD SHORT - (19.5%)

             AEROSPACE & DEFENSE - (0.3%)
        (18) Alliant Techsystems, Inc....................................................................        (2,105)
        (60) Hexcel Corp. (b)............................................................................        (2,513)
        (52) Triumph Group, Inc..........................................................................        (3,621)
                                                                                                           ------------
                                                                                                                 (8,239)
                                                                                                           ------------
             AUTO COMPONENTS - (0.2%)
        (38) Tenneco, Inc.(b)............................................................................        (1,990)
        (24) TRW Automotive Holdings Corp. (b)...........................................................        (2,432)
        (23) Visteon Corp. (b)...........................................................................        (2,160)
                                                                                                           ------------
                                                                                                                 (6,582)
                                                                                                           ------------
             BANKS - (1.2%)
        (43) Bank of Hawaii Corp.........................................................................        (2,518)
       (102) BOK Financial Corp..........................................................................        (6,993)
        (97) M&T Bank Corp...............................................................................       (11,851)
       (183) Old National Bancorp/IN.....................................................................        (2,663)
       (234) Wells Fargo & Co............................................................................       (12,423)
                                                                                                           ------------
                                                                                                                (36,448)
                                                                                                           ------------
             BIOTECHNOLOGY - (0.1%)
       (181) Ironwood Pharmaceuticals, Inc. (b)..........................................................        (2,538)
                                                                                                           ------------
             CHEMICALS - (1.5%)
        (59) Air Products & Chemicals, Inc...............................................................        (7,945)
        (99) Ecolab, Inc.................................................................................       (11,012)
        (42) Monsanto Co.................................................................................        (4,831)
        (59) PPG Industries, Inc.........................................................................       (12,018)
        (91) Praxair, Inc................................................................................       (11,465)
                                                                                                           ------------
                                                                                                                (47,271)
                                                                                                           ------------
             COMMERCIAL SERVICES & SUPPLIES - (0.3%)
        (61) MSA Safety, Inc.............................................................................        (3,506)
        (88) Pitney Bowes, Inc...........................................................................        (2,177)


Page 12                See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS SOLD SHORT (CONTINUED)

             COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
        (33) UniFirst Corp./MA...........................................................................  $     (3,681)
                                                                                                           ------------
                                                                                                                 (9,364)
                                                                                                           ------------
             CONTAINERS & PACKAGING (0.7%)
       (177) AptarGroup, Inc.............................................................................       (11,017)
       (129) Owens-Illinois, Inc. (b)....................................................................        (3,324)
       (146) Silgan Holdings, Inc........................................................................        (7,177)
                                                                                                           ------------
                                                                                                                (21,518)
                                                                                                           ------------
             DIVERSIFIED CONSUMER SERVICES - (0.6%)
        (56) Grand Canyon Education, Inc. (b)............................................................        (2,682)
       (135) H&R Block, Inc..............................................................................        (4,362)
       (546) Houghton Mifflin Harcourt Co. (b)...........................................................       (10,926)
                                                                                                           ------------
                                                                                                                (17,970)
                                                                                                           ------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - (0.4%)
       (346) AT&T, Inc...................................................................................       (12,055)
                                                                                                           ------------
             ELECTRICAL EQUIPMENT - (0.1%)
        (83) Babcock & Wilcox Co./The....................................................................        (2,374)
        (69) Franklin Electric Co., Inc..................................................................        (2,576)
                                                                                                           ------------
                                                                                                                 (4,950)
                                                                                                           ------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - (0.4%)
        (29) FEI Co......................................................................................        (2,444)
        (35) IPG Photonics Corp. (b).....................................................................        (2,569)
       (223) National Instruments Corp...................................................................        (7,065)
                                                                                                           ------------
                                                                                                                (12,078)
                                                                                                           ------------
             ENERGY EQUIPMENT & SERVICES - (0.1%)
        (34) Bristow Group, Inc..........................................................................        (2,513)
                                                                                                           ------------
             FOOD & STAPLES RETAILING - (0.2%)
        (90) United Natural Foods, Inc. (b)..............................................................        (6,122)
                                                                                                           ------------
             FOOD PRODUCTS - (1.0%)
       (132) Hershey (The) Co............................................................................       (12,660)
       (118) JM Smucker (The) Co.........................................................................       (12,272)
       (130) Post Holdings, Inc. (b).....................................................................        (4,875)
                                                                                                           ------------
                                                                                                                (29,807)
                                                                                                           ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - (1.2%)
       (161) Baxter International, Inc...................................................................       (11,292)
        (41) Cooper Cos, Inc./The........................................................................        (6,720)
       (179) Haemonetics Corp. (b).......................................................................        (6,752)
       (117) Masimo Corp. (b)............................................................................        (2,953)
       (128) Neogen Corp. (b)............................................................................        (5,619)
        (93) Wright Medical Group, Inc. (b)..............................................................        (2,941)
                                                                                                           ------------
                                                                                                                (36,277)
                                                                                                           ------------
             HEALTH CARE PROVIDERS & SERVICES - (0.4%)
       (133) Acadia Healthcare Co., Inc. (b).............................................................        (8,252)
        (42) Air Methods Corp. (b).......................................................................        (1,984)
       (116) Hanger, Inc. (b)............................................................................        (2,776)
                                                                                                           ------------
                                                                                                                (13,012)
                                                                                                           ------------


                       See Notes to Financial Statements                 Page 13

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS SOLD SHORT (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE - (0.5%)
       (446) Aramark.....................................................................................  $    (12,448)
       (191) Belmond Ltd. (b)............................................................................        (2,189)
                                                                                                           ------------
                                                                                                                (14,637)
                                                                                                           ------------
             HOUSEHOLD DURABLES - (0.3%)
       (133) Jarden Corp. (b)............................................................................        (8,657)
                                                                                                           ------------
             INTERNET SOFTWARE & SERVICES - (0.2%)
       (104) Cornerstone OnDemand, Inc. (b)..............................................................        (3,772)
        (10) LinkedIn Corp. (b)..........................................................................        (2,290)
                                                                                                           ------------
                                                                                                                 (6,062)
                                                                                                           ------------
             IT SERVICES - (0.7%)
        (92) TeleTech Holdings, Inc. (b).................................................................        (2,375)
       (386) Total System Services, Inc..................................................................       (13,043)
       (494) Xerox Corp..................................................................................        (6,560)
                                                                                                           ------------
                                                                                                                (21,978)
                                                                                                           ------------
             LEISURE PRODUCTS - (0.2%)
        (58) Hasbro, Inc.................................................................................        (3,337)
        (70) Mattel, Inc.................................................................................        (2,175)
                                                                                                           ------------
                                                                                                                 (5,512)
                                                                                                           ------------
             LIFE SCIENCES TOOLS & SERVICES - (0.9%)
       (100) Agilent Technologies, Inc...................................................................        (5,528)
        (76) Bio-Rad Laboratories, Inc. (b)..............................................................        (8,574)
       (117) Waters Corp. (b)............................................................................       (12,964)
                                                                                                           ------------
                                                                                                                (27,066)
                                                                                                           ------------
             MACHINERY - (0.9%)
        (38) Colfax Corp. (b)............................................................................        (2,066)
        (35) EnPro Industries, Inc. (b)..................................................................        (2,258)
        (99) ESCO Technologies, Inc......................................................................        (3,764)
       (143) Mueller Industries, Inc.....................................................................        (4,642)
       (181) PACCAR, Inc.................................................................................       (11,823)
        (47) Woodward, Inc...............................................................................        (2,407)
                                                                                                           ------------
                                                                                                                (26,960)
                                                                                                           ------------
             MEDIA - (0.2%)
        (82) Scripps Networks Interactive, Inc., Class A.................................................        (6,334)
                                                                                                           ------------
             MULTILINE RETAIL - (0.4%)
       (159) Nordstrom, Inc..............................................................................       (11,545)
                                                                                                           ------------
             OIL, GAS & CONSUMABLE FUELS - (1.1%)
        (74) ConocoPhillips..............................................................................        (5,339)
        (66) Continental Resources Inc./OK (b)...........................................................        (3,721)
       (690) EP Energy Corp. (b).........................................................................       (10,074)
        (55) EQT Corp....................................................................................        (5,172)
        (67) Marathon Oil Corp...........................................................................        (2,372)
        (70) Noble Energy, Inc...........................................................................        (4,034)
        (71) Southwestern Energy Co. (b).................................................................        (2,308)
                                                                                                           ------------
                                                                                                                (33,020)
                                                                                                           ------------


Page 14                See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS SOLD SHORT (CONTINUED)

             PHARMACEUTICALS - (0.3%)
        (66) Akorn, Inc. (b).............................................................................  $     (2,940)
       (328) Revance Therapeutics, Inc. (b)..............................................................        (6,613)
                                                                                                           ------------
                                                                                                                 (9,553)
                                                                                                           ------------
             PROFESSIONAL SERVICES - (0.2%)
        (51) Advisory Board (The) Co. (b)................................................................        (2,737)
        (67) Corporate Executive Board Co./The...........................................................        (4,938)
                                                                                                           ------------
                                                                                                                 (7,675)
                                                                                                           ------------
             REAL ESTATE INVESTMENT TRUSTS - (2.1%)
       (172) Acadia Realty Trust.........................................................................        (5,366)
       (619) American Residential Properties, Inc. (b)...................................................       (11,761)
        (47) AvalonBay Communities, Inc..................................................................        (7,324)
       (112) EastGroup Properties, Inc...................................................................        (7,712)
        (96) Federal Realty Investment Trust.............................................................       (12,653)
        (61) Highwoods Properties, Inc...................................................................        (2,615)
       (102) Kilroy Realty Corp..........................................................................        (6,910)
       (124) Liberty Property Trust......................................................................        (4,312)
       (122) Piedmont Office Realty Trust, Inc...........................................................        (2,373)
        (77) QTS Realty Trust, Inc.......................................................................        (2,712)
                                                                                                           ------------
                                                                                                                (63,738)
                                                                                                           ------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - (0.1%)
        (91) Kennedy-Wilson Holdings, Inc................................................................        (2,465)
                                                                                                           ------------
             ROAD & RAIL - (0.4%)
        (40) Kansas City Southern........................................................................        (4,912)
        (38) Ryder System, Inc...........................................................................        (3,362)
        (97) Werner Enterprises, Inc.....................................................................        (2,671)
                                                                                                           ------------
                                                                                                                (10,945)
                                                                                                           ------------
             SOFTWARE - (0.4%)
       (184) Comverse, Inc. (b)..........................................................................        (4,011)
       (109) Mentor Graphics Corp........................................................................        (2,310)
       (103) Take-Two Interactive Software, Inc. (b).....................................................        (2,724)
        (24) Ultimate Software Group, Inc. (b)...........................................................        (3,612)
                                                                                                           ------------
                                                                                                                (12,657)
                                                                                                           ------------
             SPECIALTY RETAIL - (0.9%)
       (141) Ascena Retail Group, Inc. (b)...............................................................        (1,756)
       (123) CarMax, Inc. (b)............................................................................        (6,877)
        (89) Five Below, Inc. (b)........................................................................        (3,548)
       (101) L Brands, Inc...............................................................................        (7,284)
        (52) Tiffany & Co................................................................................        (4,998)
        (63) Williams-Sonoma, Inc........................................................................        (4,097)
                                                                                                           ------------
                                                                                                                (28,560)
                                                                                                           ------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - (0.2%)
        (62) Diebold, Inc................................................................................        (2,197)
       (144) NCR Corp. (b)...............................................................................        (3,984)
                                                                                                           ------------
                                                                                                                 (6,181)
                                                                                                           ------------
             TEXTILES, APPAREL & LUXURY GOODS - (0.1%)
        (46) Carter's, Inc...............................................................................        (3,594)
                                                                                                           ------------


                       See Notes to Financial Statements                 Page 15

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  SHARES                                             DESCRIPTION                                              VALUE
-----------  --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS SOLD SHORT (CONTINUED)

             THRIFTS & MORTGAGE FINANCE - (0.4%)
       (481) Hudson City Bancorp, Inc....................................................................  $     (4,641)
       (405) TFS Financial Corp..........................................................................        (6,051)
       (112) Washington Federal, Inc.....................................................................        (2,445)
                                                                                                           ------------
                                                                                                                (13,137)
                                                                                                           ------------
             TOBACCO - (0.1%)
        (68) Universal Corp..............................................................................        (3,026)
                                                                                                           ------------
             TRADING COMPANIES & DISTRIBUTORS - (0.1%)
        (64) Fastenal Co.................................................................................        (2,818)
                                                                                                           ------------
             WIRELESS TELECOMMUNICATION SERVICES - (0.1%)
        (79) T-Mobile US, Inc. (b).......................................................................        (2,306)
                                                                                                           ------------
             TOTAL COMMON STOCKS SOLD SHORT..............................................................      (595,170)
             (Proceeds $(594,067))                                                                         ------------

             TOTAL INVESTMENTS SOLD SHORT................................................................      (611,303)
             (Proceeds $(609,127))                                                                         ------------

             NET OTHER ASSETS AND LIABILITIES - 20.5%....................................................       627,271
                                                                                                           ------------
             NET ASSETS - 100.0%.........................................................................  $  3,053,879
                                                                                                           ============


(a) The security or a portion of the security is segregated as collateral for investments sold short.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,986,636. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $109,130 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $57,855.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES           INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   --------------   --------------
Common Stocks*.....................................    $   3,037,911   $   3,037,911   $           --   $           --
                                                       =============   =============   ==============   ==============


                                                  LIABILITIES TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES           INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   --------------   --------------
Exchange-Traded Funds Sold Short*..................    $     (16,133)  $     (16,133)  $           --   $           --
Common Stocks Sold Short*..........................         (595,170)       (595,170)              --               --
                                                       -------------   -------------   --------------   --------------
Total                                                  $    (611,303)  $    (611,303)  $           --   $           --
                                                       =============   =============   ==============   ==============


* See the Portfolio of Investments for industry breakout.

All transfers in and and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


Page 16                See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value (Cost $2,986,636)................................    $       3,037,911
Cash...................................................................               21,174
Restricted Cash........................................................              606,620
Receivables:
   Dividends...........................................................                1,917
   Dividend reclaims...................................................                   62
                                                                           -----------------
   Total Assets........................................................            3,667,684
                                                                           -----------------
LIABILITIES:
Investments sold short, at value (Proceeds $609,127)...................              611,303
Payables:
   Investment advisory fees............................................                2,359
   Dividends payable on investments sold short.........................                   38
Other liabilities......................................................                  105
                                                                           -----------------
   Total Liabilities...................................................              613,805
                                                                           -----------------
NET ASSETS.............................................................    $       3,053,879
                                                                           =================
NET ASSETS CONSIST OF:
Paid-in capital........................................................    $       2,999,060
Par value..............................................................                1,000
Accumulated net investment income (loss)...............................                2,994
Accumulated net realized gain (loss) on investments
   and investments sold short..........................................                1,726
Net unrealized appreciation (depreciation) on investments
   and investments sold short..........................................               49,099
                                                                           -----------------
NET ASSETS.............................................................    $       3,053,879
                                                                           =================
NET ASSET VALUE, per share.............................................    $           30.54
                                                                           =================
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share).......................              100,002
                                                                           =================



                       See Notes to Financial Statements                 Page 17

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 8, 2014 (a) THROUGH OCTOBER 31, 2014

INVESTMENT INCOME:
Dividends..............................................................    $           9,598
Other..................................................................                   19
                                                                           -----------------
   Total investment income.............................................                9,617
                                                                           -----------------
EXPENSES:
Investment advisory fees...............................................                4,065
Dividend expense on investments sold short.............................                  938
                                                                           -----------------
   Total expenses......................................................                5,003
                                                                           -----------------
NET INVESTMENT INCOME (LOSS)...........................................                4,614
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................                3,198
   Short Sales.........................................................               (1,472)
                                                                           -----------------
   Net realized gain (loss)                                                            1,726
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................               51,275
   Short Positions.....................................................               (2,176)
                                                                           -----------------
   Net change in unrealized appreciation (depreciation) on
      investments......................................................               49,099
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................               50,825
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $          55,439
                                                                           =================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 18                See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 8, 2014 (a) THROUGH OCTOBER 31, 2014

OPERATIONS:
Net investment income (loss)...........................................    $           4,614
Net realized gain (loss)...............................................                1,726
Net change in unrealized appreciation (depreciation)...................               49,099
                                                                           -----------------
Net increase (decrease) in net assets resulting from operations........               55,439
                                                                           -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................               (1,620)
                                                                           -----------------
Total distributions to shareholders....................................               (1,620)
                                                                           -----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................            3,000,060
Cost of shares redeemed................................................                   --
                                                                           -----------------
Net increase (decrease) in net assets resulting from
shareholder transactions...............................................            3,000,060
                                                                           -----------------
Total increase (decrease) in net assets................................            3,053,879
NET ASSETS:
Beginning of period....................................................                   --
                                                                           -----------------
End of period..........................................................    $       3,053,879
                                                                           =================
Accumulated net investment income (loss) at end of period..............    $           2,994
                                                                           =================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                   --
Shares sold............................................................              100,002
                                                                           -----------------
Shares outstanding, end of period......................................              100,002
                                                                           =================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.



                       See Notes to Financial Statements                 Page 19

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                FOR THE PERIOD
                                                                 9/8/2014 (a)
                                                                   THROUGH
                                                                  10/31/2014
                                                                --------------
Net asset value, beginning of period.........................     $    30.00
                                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................           0.05
Net realized and unrealized gain (loss)......................           0.51
                                                                  ----------
Total from investment operations.............................           0.56
                                                                  ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................................          (0.02)
                                                                  ----------
Total distributions..........................................          (0.02)
                                                                  ----------
Net asset value, end of period...............................     $    30.54
                                                                  ==========
TOTAL RETURN (b).............................................           1.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........................     $    3,054
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets................           1.17% (c)
Ratio of total expenses to average net assets
   excluding dividend expense................................           0.95% (c)
Ratio of net investment income (loss) to average net
   assets....................................................           1.08% (c)
Portfolio turnover rate (d)..................................              1%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 20                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the "Fund"), which trades under the ticker "FTLS" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The investment objective of the Fund is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowing for investment purposes) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities. The equity securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2014


which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the load are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2014


causing a loss to the Fund. The Fund has established an account with Pershing, LLC for the purpose of purchasing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Restricted cash in the amount of $606,620, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2014.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2014 was as follows:

Distributions paid from:
Ordinary income....................................  $        1,620

As of October 31, 2014, the components of distributable earnings on a tax basis to the Fund were as follows:

Undistributed ordinary income......................  $        4,502
Accumulated capital and other losses...............             218
Net unrealized appreciation (depreciation).........          49,099

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2014 remains open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

Net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At October 31, 2014, the Fund had no net capital losses for federal income tax purposes. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the Fund had no adjustments.

F. EXPENSES

Expenses, other than the investment advisory fee, dividend expenses on investments sold short and other excluded expenses, are paid by the Advisor (See
Note 3).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2014


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Fund has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $0 and $24,103, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $18,775 and $626,430, respectively.

For the year ended October 31, 2014, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $3,007,812 and $0, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The Creation Transaction fee is currently $550. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2014


Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $550. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before September 4, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 5, 2014, First Trust Emerging Markets Local Currency Bond ETF, an additional series of the Trust, began trading under the ticker symbol "FEMB" on the NASDAQ.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST LONG/SHORT EQUITY ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodians and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Long/Short Equity ETF as of October 31, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q is available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


     Dividends Received Deduction                  Qualified Dividend Income
     ----------------------------                 ----------------------------
                 100%                                         100%


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the First Trust Long/Short Equity ETF (the "Fund"), for an initial two-year term at a meeting held on July 22, 2014. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Fund is not designed to track the performance of an index, and investment decisions will be the primary responsibility of First Trust. At the meeting, the Board received a presentation from two members of First Trust's Alternative Investments Team who would manage the Fund, and were able to ask questions about the proposed investment strategy for the Fund. The Board noted the experience of the Alternative Investments Team, and considered that the First Trust Investment Committee would oversee the Alternative Investments Team in the management of the Fund. The Board considered that First Trust applies the same oversight model internally with its Alternative Investments Team as it uses for overseeing external sub-advisors. The Board considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)


the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.95% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, but also noted First Trust's statements about the limitations on the comparability of the Fund's Lipper peer group with the Fund. The Board noted that the Fund's total expense ratio under its proposed unitary fee was equal to the median of its Lipper peer group. The Board also considered data provided by First Trust on the management fees paid by mutual funds following a long/short strategy. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting that First Trust does not provide investment advisory services to registered investment companies that have similar investment objectives and policies to the Fund's. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Fund invests. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of futures and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)


EQUITY SECURITIES RISK. The Fund invests in Equity Securities. The value of the shares will fluctuate with changes in the value of these Equity Securities. Equity Securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETF RISK. The Fund may invest in the shares of other ETFs, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying ETFs. In general, as a shareholder in other ETFs, the Fund bears its ratable share of the underlying ETF's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other ETFs.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender of a security may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                   DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        111         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior         111         Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 East Liberty Drive,         o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                                         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 111         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Company of
120 East Liberty Drive,         o Since Inception   Consulting)                                                   Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             111         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Inception   Harapan Educational Foundation                                Transport, Inc.
  Suite 400                                         (Educational Products and Services);                          (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                         May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010 to         111         None
Chairman of the Board                               Present), President (until December 2010),
120 East Liberty Drive,         o Since Inception   First Trust Advisors L.P. and First Trust
  Suite 400                                         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                   Directors, BondWave LLC (Software
D.O.B.: 09/55                                       Development Company/Investment Advisor
                                                    and Stonebridge Advisors LLC (Investment
                                                    Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                   OFFICES                AND LENGTH OF                       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief           o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
  Suite 400                                              o Since Inception     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial    o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
  Suite 400                Accounting Officer            o Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief           o Indefinite Term     General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary, BondWave LLC
  Suite 400                                              o Since Inception     (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist        Vice President                o Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer      o Indefinite Term     Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,      and Assistant Secretary                             L.P. and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin            Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President                o Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST


First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
------------------------------------

First Trust Managed Municipal ETF (FMB)

       Annual Report
       For the Period
        May 13, 2014
(Commencement of Operations)
  through October 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter..........................................................   1
Fund Performance Overview...................................................   2
Portfolio Commentary........................................................   5
Understanding Your Fund Expenses............................................   7
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets..........................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Report of Independent Registered Public Accounting Firm.....................  21
Additional Information......................................................  22
Board of Trustees and Officers..............................................  25
Privacy Policy..............................................................  27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report (First Trust Managed Municipal ETF hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Managed Municipal ETF (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements since the Fund's inception. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

----------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------
                                                 CUMULATIVE
                                                TOTAL RETURNS
                                             Inception (5/13/14)
                                                 to 10/31/14

FUND PERFORMANCE
NAV                                                 3.53%
Market Price                                        4.28%

INDEX PERFORMANCE
Barclays Municipal 10-Year Revenue Index            2.97%
----------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

----------------------------------------------------------------
SECTOR ALLOCATION AS OF OCTOBER 31, 2014
----------------------------------------------------------------
                                                  % OF TOTAL
                                                  INVESTMENTS
SECTOR                                         (INCLUDING CASH)
Continuing Care Retirement Communities               15.4%
Hospital                                             11.3
Utility                                              10.4
Insured                                               8.8
Gas                                                   7.5
Higher Education                                      7.4
Student Housing                                       5.1
Education                                             4.6
Government Obligation Bond - Unlimited Tax            4.2
Industrial Development Bond                           3.7
Cash                                                  3.6
Airport                                               3.5
Mass Transit                                          3.4
Special Assessment                                    3.0
Dedicated Tax                                         2.5
Local Housing                                         1.4
Tobacco                                               1.4
Government Obligation Bond - Limited Tax              1.3
Port                                                  0.8
Tax Increment                                         0.7
                                                   -------
     Total                                          100.0%
                                                   =======

----------------------------------------------------------------
CREDIT QUALITY AS OF OCTOBER 31, 2014
----------------------------------------------------------------
                                                  % OF TOTAL
                                                  INVESTMENTS
CREDIT RATING(1)                               (INCLUDING CASH)
AA                                                   13.2%
A                                                    28.2
BBB                                                  34.5
BB                                                    3.4
B                                                     4.0
NR                                                   13.1
Cash                                                  3.6
                                                   -------
     Total                                          100.0%
                                                   =======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 13, 2014 - OCTOBER 31, 2014

            First Trust Managed        Barclays Municipal
               Municipal ETF          10-Year Revenue Index
5/13/14           $10,000                    $10,000
10/31/14           10,353                     10,297


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 14, 2014 (commencement of trading) through October 31, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
5/14/14 - 10/31/14             2             10              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD            0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
5/14/14 - 10/31/14            64             43              0            0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Municipal Securities Team formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the First Trust Managed Municipal ETF (the "Fund"). Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of investment portfolios and separately managed accounts.

                           PORTFOLIO MANAGEMENT TEAM

TOM FUTRELL, CFA; SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
JOHNATHAN N. WILHELM, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.

MARKET RECAP

This commentary discusses the 12-month market performance ended October 31, 2014, and the Fund's performance for the period from the Fund's inception date, May 13, 2014, to October 31, 2014. Municipal bonds enjoyed an impressive run during the trailing 12-months ended October 31, 2014, with the Barclays Municipal Bond Index (BMBI) returning 7.82%. During the same period, the Barclays Revenue Bond Index and Non-Investment Grade Index produced even higher returns of 8.67% and 10.84%, respectively. The following have been major factors in explaining the municipal bond market's strong performance:

      o Global macroeconomic uncertainty and geopolitical tensions abroad drove a flight-to-quality in the rates markets that, despite moderate improvements in U.S. economic fundamentals, bolstered U.S. Treasury prices. The 10-year U.S. Treasury yield stood at approximately 2.35% on October 31, 2014, 22 basis points lower than where it stood as of October 31, 2013, and 69 basis points lower than its yield at the beginning of January 2014. Municipal yields likewise rallied to outperform U.S. Treasuries as yields on 10-year, AAA rated general obligation bonds fell 40 basis points from where they were on October 31, 2013, and 73 basis points from the beginning of January 2014, respectively.

      o A favorable supply and demand imbalance in the municipal marketplace was also a critical factor driving positive total returns as the market remained well bid, compressing yields and credits spreads. Primary market new issuance was muted with new issue supply through the end of October totaling $265.6 billion versus $283.4 billion during the same period the prior year, a 6.3% decrease. On the other hand, retail investor demand, as expressed by mutual fund flows, was consistently positive after massive outflows totaling approximately $58.4 billion plagued the municipal market throughout 2013 and pushed yields to three-year highs. As investors took advantage of the relative value in municipals and sought to reduce increased tax burdens following the expiration of temporary recession-era tax cuts, inflows totaled $20.3 billion through the first 10 months of 2014. With demand remaining both consistent and persistent during the period, liquidity requirements were markedly more predictable than those of the prior year, constraining volatility and providing additional price support.

      o The municipal credit environment remained solid on improving U.S. credit fundamentals despite negative press regarding certain high-profile municipal issuers. Year-to-date through October 31, 2014, data prepared by Municipal Market Advisors (MMA) showed that 46 borrowers had defaulted on a par value of $8.78 billion, compared to 47 defaults on a par value of $8.10 billion during the same period a year ago. While the total par value of first-time defaults rose above that reported for the first 10 months in 2013, the surge was largely due to Detroit water and sewer bonds and was not a surprise to the market.

PERFORMANCE ANALYSIS

The Fund's net asset value ("NAV") and market performance from inception through October 31, 2014 was 3.53% and 4.28%, respectively, which compared favorably to the Barclays Municipal 10-Year Revenue Index (the "benchmark") return of 2.97% during the same time period.

The Fund's monthly distribution of $0.1150 on October 31, 2014, represented a tax-exempt annualized distribution rate of 2.68% (4.74% taxable equivalent yield(1) based on the Fund's closing market price of $51.54. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.

-----------------------------

(1) The taxable equivalent yield is based on the highest Federal tax bracket for 2014 and the Medicare surtax of 3.8%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

From a portfolio construction perspective, the Fund maintains an underweight position in the highest credit quality (AA rated and higher) issuers in the benchmark and is generally overweight the benchmark in terms of BBB and BB rated exposure. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment-grade or non-rated and deemed to be of comparable quality at the time of purchase. We believe these bonds tend to carry higher income cushions than their high-quality counterparts, which can help insulate the investment against interest rate risk without materially increasing default potential. We are confident in this approach given that broader credit quality fundamentals are positive and the issuer provides an essential service to its community. As of October 31, 2014, the Fund's weighted-average credit quality was approximately BBB/Baa, which is lower than the benchmark with a stated average credit rating of AA3/A1. The Fund's investments in BBB rated bonds, as well as sub-investment grade and non-rated municipal securities, generated strong performance for the period as investors increasingly searched for yield lower on the credit rating spectrum given the low nominal rates environment. As a result, lower investment-grade strategies generally benefited from credit spread compression during the year, positively contributing to the Fund's outperformance relative to the benchmark since the Fund's inception.

The slightly longer modified duration of the Fund relative to its benchmark,
5.78 versus 5.20 as of October 31, 2014, also contributed to the Fund's outperformance during the period. The only detractors from total return were bonds in the 8- to 10-year duration category. However, this appears to be a function of individual security selection within this specific duration classification.

We also see value in revenue bonds issued by essential service providers. We believe these investments carry upside potential that allows us to take advantage of the positive economic environment and potential credit spread compression, which could lead to enhanced portfolio returns over time. In fact, the revenue bond sectors that positively contributed to the Fund's performance during its initial six months included senior living (CCRCs), education (charter schools), utility bonds, airports, special assessment and student housing.

MARKET OUTLOOK

Although municipal bond prices have continued to surprise to the upside with near generational lows in interest rates, an improving employment picture, moderate U.S. growth, and less accommodative Federal Reserve policies have set the stage for a gradual rise in interest rates during the remainder of 2014 and 2015, in our opinion. We believe the end of quantitative easing and growing importance of future Federal Reserve statements regarding interest rate policies are likely to create more market volatility that, given the year-long rally and persistently low interest rate environment, could give legs to higher rates that curtail municipal returns. Given voter approval of many ballot box initiatives this past November and the growing need to repair and expand the nation's airports, bridges, electric utilities, roads and water systems, we expect new issue municipal bond supply to increase to levels between $325 billion and $350 billion in 2015, though there can be no assurance this prediction will prove accurate.

With our expectation that 10-year municipal bond yields could increase from 50 to 100 basis points (bps) during the next 12 months or so, our focus for the Fund will continue to be on the intermediate portion of the municipal yield curve with an average portfolio maturity of under 10 years. Our expectation is that bonds with longer than 20 years to maturity could underperform in a rising rate environment, as could very short bonds with two to five years remaining to maturity as the Federal Reserve begins to raise the Federal Funds rate.

In addition, given our expectation of rising interest rates, we intend to overweight A and BBB rated securities, as well as select high-yield and non-rated securities. We believe the extra income provided by lower investment-grade rated securities could act as an income cushion to help offset bond price declines from a general rise in interest rates. We will focus our purchases on revenue bonds issued by essential service providers including senior living facilities, hospitals, higher education, electric and gas utilities, charter schools, and special tax bonds. We look for bonds that can provide high income today and attractive total return potential over time by possessing constructive credit fundamentals and serving markets that are likely to improve.

What are the risks to our outlook and forecast of a gradual rise in interest rates? Among many factors, stronger than expected GDP growth, an uptick in inflation, a substantive change in Federal Reserve commentary regarding 2015 monetary policy, higher than forecast municipal bond new issue supply, and large mutual fund net outflows could alter our forecast. In addition, consistently weaker than expected economic growth in the European Union, China and Japan, coupled with conflicts in Ukraine and the Middle East, could keep domestic interest rates lower for a longer period of time than we have forecasted. If these events occur, we will take advantage of the Fund's active portfolio management mandate and adjust portfolio duration and average credit quality by applying the same discipline of total return scenario analysis coupled with deep fundamental credit work.

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2014 (UNAUDITED)

As a shareholder of First Trust Managed Municipal ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED        EXPENSES PAID
                                                                                         EXPENSE RATIO     DURING THE PERIOD
                                                    BEGINNING             ENDING          BASED ON THE      MAY 13, 2014 (a)
                                                  ACCOUNT VALUE       ACCOUNT VALUE      NUMBER OF DAYS            TO
                                                 MAY 13, 2014 (a)    OCTOBER 31, 2014    IN THE PERIOD    OCTOBER 31, 2014 (b)
-----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MANAGED MUNICIPAL ETF
Actual                                              $1,000.00           $1,035.30            0.65%               $3.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.93            0.65%               $3.31


(a)   Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 13, 2014 through October 31, 2014), multiplied by 172/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

 PRINCIPAL                                                                         STATED        STATED
   VALUE                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
MUNICIPAL BONDS - 95.6%

             ARIZONA - 1.1%
$   200,000  Student & Academic Svcs LLC AZ Lease Rev Northern AZ
                Capital Fac Fin Corp, BAM.....................................      5.00%       06/01/21   $    234,358
                                                                                                           ------------
             CALIFORNIA - 5.9%
    245,000  CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas
                Affordable Hsg Inc. Projs, Ser A..............................      5.00%       08/15/23        287,093
    300,000  Golden St Tobacco Securitization Corp. CA Tobacco
                Settlement Asset-Backed Sr, Ser A-1...........................      4.50%       06/01/27        281,313
    210,000  La Verne CA Brethren Hillcrest Homes, COP........................      5.00%       05/15/22        242,378
    125,000  Riverside Cnty CA Redev Agy Desert Cmntys Proj Area, Ser D.......      5.00%       10/01/20        142,424
    295,000  Rohnert Park CA Cmnty Dev Agy Capital Appreciation...
                Rohnert Redev Proj, NATL-RE...................................       (a)        08/01/20        243,791
                                                                                                           ------------
                                                                                                              1,196,999
                                                                                                           ------------
             COLORADO - 7.2%
    605,000  CO St Hlth Fac Auth Rev Ref Covenant Retirement
                Cmntys, Ser A.................................................      5.00%       12/01/27        662,088
     55,000  E-470 CO Pub Highway Auth Capital Appreciation Sr,
                Ser B, NATL-RE................................................       (a)        09/01/22         42,972
    500,000  Foothills Met Dist CO Spl Rev....................................      5.25%       12/01/24        503,090
    250,000  Harvest Junction CO Met Dist Ref & Impt..........................      5.00%       12/01/30        270,137
                                                                                                           ------------
                                                                                                              1,478,287
                                                                                                           ------------
             FLORIDA - 5.3%
    225,000  Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt
                Academy & Cornerstone Chrt High Sch...........................      5.50%       10/01/22        233,750
    605,000  Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel
                Facs, Ser A, AGM, AMT (b).....................................      5.00%       04/01/22        711,129
     25,000  Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc. Proj,
                Ser A.........................................................      5.00%       08/15/19         28,291
    100,000  Orange Cnty FL Hlth Facs Auth Rev Ref Mayflower
                Retirement Cmnty..............................................      4.00%       06/01/22        105,862
                                                                                                           ------------
                                                                                                              1,079,032
                                                                                                           ------------
             GEORGIA - 2.8%
    500,000  Savannah GA Hosp Auth St Josephs/Candler
                Hlth Sys Inc., Ser A..........................................      5.50%       07/01/28        581,395
                                                                                                           ------------
             GUAM - 1.9%
    325,000  Guam Power Auth Rev Ref, Ser A, AGM (b)..........................      5.00%       10/01/20        381,222
                                                                                                           ------------
             ILLINOIS - 2.2%
    125,000  IL St Fin Auth Rev Centegra Hlth Sys, Ser A......................      5.00%       09/01/22        142,966
     25,000  IL St Fin Auth Rev Central Dupage Hlth...........................      5.00%       11/01/27         27,766
    330,000  Kane McHenry Cook & Dekalb Cntys Il Unit Sch
                Dist #300 Unrefunded, AMBAC, CAB..............................       (a)        12/01/21        271,276
                                                                                                           ------------
                                                                                                                442,008
                                                                                                           ------------
             INDIANA - 3.2%
    350,000  IN St Fin Auth Rev BHI Sr Living.................................      5.50%       11/15/26        397,005
    235,000  IN St Fin Auth Rev Greencroft Oblig Group, Ser A.................      5.75%       11/15/28        258,791
                                                                                                           ------------
                                                                                                                655,796
                                                                                                           ------------
             IOWA - 0.5%
    100,000  IA St Fin Auth Midwestern Disaster Area Rev IA
                Fertilizer Co Proj............................................      5.50%       12/01/22        106,006
                                                                                                           ------------


Page 8                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

 PRINCIPAL                                                                         STATED        STATED
   VALUE                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
MUNICIPAL BONDS (CONTINUED)

             MARYLAND - 0.8%
$   150,000  MD St Econ Dev Corp Econ Dev Rev Transn Facs Proj, Ser A.........      5.38%       06/01/25   $    164,202
                                                                                                           ------------
             MASSACHUSETTS - 0.8%
    140,000  MA St Dev Fin Agy Rev Simmons Collateral, Ser H, XLCA............      5.25%       10/01/26        165,784
                                                                                                           ------------
             MICHIGAN - 1.0%
    175,000  MI St Fin Auth Rev Detroit Sch Dist..............................      5.50%       06/01/21        203,002
                                                                                                           ------------
             MINNESOTA - 3.6%
    460,000  Hugo MN Chrt Sch Lease Rev Noble Academy Proj, Ser A.............      4.00%       07/01/21        484,992
    250,000  Minneapolis MN Student Hsg Rev Riverton Cmnty Hsg
                Proj Ref......................................................      3.50%       08/01/20        252,848
                                                                                                           ------------
                                                                                                                737,840
                                                                                                           ------------
             MISSISSIPPI - 0.9%
    155,000  MS St Dev Bank Spl Oblig Magnolia Regional
                Hlth Ctr Proj, Ser A..........................................      6.25%       10/01/26        181,564
                                                                                                           ------------
             MISSOURI - 2.6%
    500,000  MO St Hlth & Edl Facs Auth Sr Living Facs Lutheran Sr............      5.38%       02/01/35        540,515
                                                                                                           ------------
             NEBRASKA - 4.1%
    750,000  Central Plains Energy Proj NE Gas Proj Rev Proj #3...............      5.00%       09/01/27        832,320
                                                                                                           ------------
             NEW JERSEY - 8.2%
    315,000  NJ St Econ Dev Auth Rev Lions Gate Proj..........................      4.00%       01/01/20        319,681
     80,000  NJ St Hlth Care Facs Fing Auth Rev Ref Barnabas Hlth, Ser A......      4.63%       07/01/23         89,736
    600,000  NJ St Transit Corp, Ser A, GAN...................................      5.00%       09/15/21        698,124
    500,000  Salem Cnty NJ Pollution Control Fing Auth
                Chambers Proj, Ser A, AMT.....................................      5.00%       12/01/23        566,580
                                                                                                           ------------
                                                                                                              1,674,121
                                                                                                           ------------
             NEW YORK - 2.1%
    200,000  Cattaraugus Cnty NY Capital Resource Corp Rev
                St Bonaventure Univ Proj......................................      5.00%       05/01/23        226,416
     85,000  NY St Dorm Auth Revs Non St Supported Debt
                Pace Univ, Ser A..............................................      5.00%       05/01/23         96,092
    100,000  Suffolk Cnty NY Econ Dev Corp Rev Catholic Hlth Svcs.............      5.00%       07/01/28        111,726
                                                                                                           ------------
                                                                                                                434,234
                                                                                                           ------------
             NORTH DAKOTA - 1.3%
    225,000  Burleigh Cnty ND Hlth Care Rev St Alexius
                Med Ctr Proj, Ser A...........................................      5.00%       07/01/22        257,652
                                                                                                           ------------
             OHIO - 0.7%
    125,000  Butler Cnty OH Hosp Facs Kettering Hlth Network Oblig............      5.00%       04/01/25        139,468
                                                                                                           ------------
             PENNSYLVANIA - 6.8%
    500,000  Beaver Cnty PA Indl Dev Auth Ref Firstenergy
                Nuclear, Ser B (c)............................................      3.50%       12/01/35        513,770
    225,000  Dallas PA Area Muni Auth Univ Rev Ref
                Misericordia Univ Proj........................................      5.00%       05/01/21        254,470
    500,000  Middletown PA Sch Dist, Ser A....................................      5.00%       03/01/28        571,280
     50,000  Montgomery Cnty PA Indl Dev Auth Acts Retirement
                Life Cmntys Ref...............................................      5.00%       11/15/29         54,271
                                                                                                           ------------
                                                                                                              1,393,791
                                                                                                           ------------


                       See Notes to Financial Statements                 Page 9

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

 PRINCIPAL                                                                         STATED        STATED
   VALUE                                DESCRIPTION                                 RATE        MATURITY      VALUE
-----------  -----------------------------------------------------------------  -------------  ----------  ------------
MUNICIPAL BONDS (CONTINUED)

             PUERTO RICO - 0.9%
$   190,000  Puerto Rico Indl Tourist Edl Med & Envir Control
                Fac Ref Univ Sacred Heart.....................................      5.00%       10/01/22   $    187,070
                                                                                                           ------------
             SOUTH CAROLINA - 5.0%
    745,000  Piedmont SC Muni Power Agy Elec Rev Ref, Ser A-3.................      5.00%       01/01/23        859,357
    150,000  SC St Jobs-Econ Dev Auth Hosp Rev Ref
                Palmetto Hlth, Ser A, AGM (b).................................      5.50%       08/01/24        171,636
                                                                                                           ------------
                                                                                                              1,030,993
                                                                                                           ------------
             SOUTH DAKOTA - 0.2%
     30,000  SD St Hlth & Edl Facs Auth Avera Hlth, Ser B.....................      5.50%       07/01/35         32,697
                                                                                                           ------------
             TENNESSEE - 3.5%
    600,000  Memphis Shelby Cnty TN Arpt Auth Arpt
                Rev Ref, Ser B, AMT...........................................      5.75%       07/01/23        706,728
                                                                                                           ------------
             TEXAS - 16.0%
    600,000  Flower Mound TX Spl Assmt Rev River Walk
                Pub Impt Dist # 1.............................................      6.13%       09/01/28        611,874
    500,000  Houston TX Arpt Sys Rev Ref United Airls Inc.
                Terminal E Proj, AMT..........................................      4.50%       07/01/20        531,500
    100,000  Love Field TX Arpt Modernization Corp Spl Facs Rev
                Southwest Airls Co Proj.......................................      5.00%       11/01/22        113,581
    500,000  New Hope Cultural Ed Facs Fin Corp TX Student
                Hsg Rev CHF Collegiate Hsg Galveston I LLC
                TX A&M Univ Galveston.........................................      5.00%       04/01/22        561,715
    200,000  New Hope Cultural Ed Facs Fin Corp TX Student
                Hsg Rev CHF Collegiate Hsg Tarleton St Univ Proj, Ser A.......      5.00%       04/01/22        224,686
    455,000  Red River TX Hlth Facs Dev Corp Retirement Fac
                Rev MRC Crestview, Ser A......................................      7.75%       11/15/31        541,131
    600,000  TX St Muni Gas Acquisition & Supply Corp III
                Gas Supply Rev................................................      5.00%       12/15/24        683,028
                                                                                                           ------------
                                                                                                              3,267,515
                                                                                                           ------------
             WASHINGTON - 4.2%
    155,000  Mason Cnty WA Pub Utility Dist #1 Sys............................      3.50%       12/01/21        158,117
    110,000  Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A................      5.00%       12/01/22        124,571
    500,000  WA St Hlth Care Facs Auth WA Central WA Hlth Svcs................      6.00%       07/01/19        581,935
                                                                                                           ------------
                                                                                                                864,623
                                                                                                           ------------
             WISCONSIN - 2.8%
    500,000  WI St Hlth & Edl Facs Auth Rev Ref Marquette Univ................      5.00%       10/01/28        572,930
                                                                                                           ------------
             TOTAL INVESTMENTS - 95.6%...................................................................    19,542,152
             (Cost $19,087,834) (d)

             NET OTHER ASSETS AND LIABILITIES - 4.4%.....................................................       902,621
                                                                                                           ------------
             NET ASSETS - 100.0%.........................................................................  $ 20,444,773
                                                                                                           ============


Page 10                See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014


(a)   Zero coupon bond.

(b) The following table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the net assets of the Fund. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

                Entity                                     Percentage
                -----------------------------------------------------
                Assured Guaranty Municipal Corp.              6.2%

(c) Security has a mandatory put by the holder. Maturity date reflects such put.

(d) Aggregate cost for federal income tax purposes is $19,078,239. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $463,913 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.

AGM      Assured Guaranty Municipal Corp.
AMBAC    American Municipal Bond Assurance Corp.
AMT      Alternative Minimum Tax
BAM      Building America Mutual
CAB      Capital Appreciation Bonds
COP      Certificates of Participation
GAN      Grant Anticipation Notes
NATL-RE  National Public Finance Guarantee Corp.
XLCA     Syncora Guarantee Inc.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES           INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   --------------   --------------
Municipal Bonds*...................................    $  19,542,152   $          --   $   19,542,152   $           --
                                                       =============   =============   ==============   ==============


* See the Portfolio of Investments for state breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                       See Notes to Financial Statements                 Page 11

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value..................................................    $      19,542,152
Cash...................................................................              726,781
Interest receivable....................................................              232,167
                                                                           -----------------
     Total Assets......................................................           20,501,100
                                                                           -----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................               45,042
   Investment advisory fees............................................               11,285
                                                                           -----------------
     Total Liabilities.................................................               56,327
                                                                           -----------------
NET ASSETS                                                                      $ 20,444,773
                                                                           =================
NET ASSETS CONSIST OF:
Paid-in capital........................................................    $      19,976,860
Par value..............................................................                4,000
Accumulated net investment income (loss)...............................                9,595
Accumulated net realized gain (loss) on investments....................                   --
Net unrealized appreciation (depreciation) on investments..............              454,318
                                                                           -----------------
NET ASSETS.............................................................    $      20,444,773
                                                                           =================
NET ASSET VALUE, per share.............................................              $ 51.11
                                                                           =================
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share).......................              400,002
                                                                           =================
Investments, at cost...................................................    $      19,087,834
                                                                           =================


Page 12                See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 13, 2014 (a) THROUGH OCTOBER 31, 2014

INVESTMENT INCOME:
Interest...............................................................    $         286,623
                                                                           -----------------
     Total investment income...........................................              286,623
                                                                           -----------------
EXPENSES:
Investment advisory fees...............................................               61,072
                                                                           -----------------
     Total expenses....................................................               61,072
                                                                           -----------------
NET INVESTMENT INCOME (LOSS)...........................................              225,551
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.............................                2,805
   Net change in unrealized appreciation (depreciation)
     on investments....................................................              454,318
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................              457,123
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $         682,674
                                                                           =================



(a) Inception date is May 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 13, 2014 (a) THROUGH OCTOBER 31, 2014

OPERATIONS:
Net investment income (loss)...........................................    $         225,551
Net realized gain (loss)...............................................                2,805
Net change in unrealized appreciation (depreciation) ..................              454,318
                                                                           -----------------
Net increase (decrease) in net assets resulting from operations........              682,674
                                                                           -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................             (218,761)
Return of capital......................................................              (39,240)
                                                                           -----------------
Total distributions to shareholders....................................             (258,001)
                                                                           -----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           20,020,100
Cost of shares redeemed................................................                   --
                                                                           -----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................           20,020,100
                                                                           -----------------
Total increase (decrease) in net assets................................           20,444,773

NET ASSETS:
Beginning of period....................................................                   --
                                                                           -----------------
End of period..........................................................    $      20,444,773
                                                                           =================
Accumulated net investment income (loss) at end of period..............    $           9,595
                                                                           =================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                   --
Shares sold............................................................              400,002
Shares redeemed........................................................                   --
                                                                           -----------------
Shares outstanding, end of period .....................................              400,002
                                                                           =================


(a) Inception date is May 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 14                See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                FOR THE PERIOD
                                                                5/13/2014 (a)
                                                                   THROUGH
                                                                  10/31/2014
                                                                --------------
Net asset value, beginning of period.........................     $    50.00
                                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................           0.56
Net realized and unrealized gain (loss)......................           1.20
                                                                  ----------
Total from investment operations.............................           1.76
                                                                  ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................................          (0.55)
Return of capital............................................          (0.10)
                                                                  ----------
Total distributions..........................................          (0.65)
                                                                  ----------
Net asset value, end of period...............................     $    51.11
                                                                  ==========
TOTAL RETURN (b).............................................           3.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........................     $   20,445
Ratio of total expenses to average net assets................           0.65% (c)
Ratio of net investment income (loss) to average net
     assets..................................................           2.40% (c)
Portfolio turnover rate (d)..................................             69%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                 Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust Managed Municipal ETF (the "Fund"), which trades under the ticker FMB on The NASDAQ(R) Stock Market, LLC ("NASDAQ"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

     Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

     Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2014

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security; and

      10)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2014


C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2014 was as follows:

Distributions paid from:
Ordinary income....................................   $     8,427
Tax-exempt income..................................       210,334
Return of capital..................................        39,240

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................   $        --
Accumulated capital and other losses...............            --
Net unrealized appreciation (depreciation).........       463,913

D. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders "exempt dividends" as defined in the Internal Revenue Code.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2014 remains open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2014, the adjustments for the Fund were as follows:


                                ACCUMULATED
         ACCUMULATED           NET REALIZED
       NET INVESTMENT           GAIN (LOSS)              PAID-IN
        INCOME (LOSS)         ON INVESTMENTS             CAPITAL
       ---------------        ---------------         -------------
       $         2,805        $        (2,805)        $          --


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2014


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee agreement.

The Fund has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $32,529,282 and $13,367,688, respectively.

For the period ended October 31, 2014, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2014


Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before May 15, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 5, 2014, First Trust Emerging Markets Local Currency Bond ETF, an additional series of the Trust, began trading under the ticker symbol "FEMB" on NASDAQ.

On November 20, 2014, the Fund declared a dividend of $0.115 per share to shareholders of record on November 25, 2014, payable November 28, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MANAGED MUNICIPAL ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Managed Municipal ETF as of October 31, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q is available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2014, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

      FEDERAL AND STATE INCOME TAX                       PERCENTAGES
     -------------------------------              -------------------------
      Tax-Exempt Interest Dividends                        96.15%
      Alternative minimum tax (AMT)                        19.03%

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of First Trust Managed Municipal ETF (the "Fund"), for an initial two year term at a meeting held on December 8-9, 2013. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs"), including data on fees and expense ratios of other actively managed ETFs, and as compared to fees charged to other First Trust clients with similar investment objectives, and to other funds managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that, unlike most other ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index, and investment decisions will be the primary responsibility of First Trust. At the meeting, the Trustees received a presentation from one of the portfolio managers of the Fund and were able to ask questions about the First Trust Municipal Securities Team's

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)


proposed investment strategies for the Fund. The Board also considered the experience of the First Trust Municipal Securities Team and the resources available to the Team, including that the Team was in the process of hiring two additional analysts. The Board also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund, the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.65% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding the fee payment under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper, Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, including other ETFs that pay a unitary fee, but also noted the limitations on the comparability of the Lipper peer group and the First Trust peer group with the Fund, including that not all peer funds were actively managed. The Board noted that the Fund's total expense ratio under its proposed unitary fee was above the median of its Lipper peer group. The Board also considered the fees charged by First Trust to similar funds and other non-fund clients, noting that First Trust does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that First Trust charges a lower advisory fee rate to the separately managed accounts, and considered First Trust's statement that the nature of the services provided to the separately managed accounts is not comparable to those to be provided to the Fund. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)


HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the securities in the Fund will decline because of rising market interest rates. When interest rates change, the values of longer duration debt securities usually change more than the values of shorter duration debt securities.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in bond prices. Also, certain of these factors may affect the liquidity of the bonds in the Fund's portfolio and make it more difficult for the Fund to sell them. Overall security values could decline generally or could underperform other investments.

MUNICIPAL LEASE OBLIGATIONS RISK. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940 Act (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

POLITICAL AND ECONOMIC RISKS. The values of Municipal Securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.

ZERO COUPON BONDS RISK. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        111         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior         111         Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 East Liberty Drive,         o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                                         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 111         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Company of
120 East Liberty Drive,         o Since Inception   Consulting)                                                   Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             111         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Inception   Harapan Educational Foundation                                Transport, Inc.
  Suite 400                                         (Educational Products and Services);                          (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                         May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010 to         111         None
Chairman of the Board                               Present), President (until December 2010),
120 East Liberty Drive,         o Since Inception   First Trust Advisors L.P. and First Trust
  Suite 400                                         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                   Directors, BondWave LLC (Software
D.O.B.: 09/55                                       Development Company/Investment Advisor
                                                    and Stonebridge Advisors LLC (Investment
                                                    Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                   OFFICES                AND LENGTH OF                       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                WITH TRUST                 SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley            President and Chief           o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,      Executive Officer                                   and Chief Financial Officer, First Trust Advisors
  Suite 400                                              o Since Inception     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas             Treasurer, Chief Financial    o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,      Officer and Chief                                   President (April 2007 to Present), First Trust
  Suite 400                Accounting Officer            o Since Inception     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine           Secretary and Chief           o Indefinite Term     General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,      Legal Officer                                       Trust Portfolios L.P.; Secretary, BondWave LLC
  Suite 400                                              o Since Inception     (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist        Vice President                o Indefinite Term     Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher            Chief Compliance Officer      o Indefinite Term     Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,      and Assistant Secretary                             L.P. and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin            Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
  Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                Vice President                o Indefinite Term     Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
  Suite 400                                              o Since Inception     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


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FIRST TRUST


First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements from registrant's inception on February 11, 2013 through October 31, 2013 were $24,000 for the fiscal year ended October 31, 2013 and $75,400 for the fiscal year ended October 31, 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item from registrant's inception on February 11, 2013 through October 31, 2013 were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item from registrant's inception on February 11, 2013 through October 31, 2013 were $7,000 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014. The fees for the fiscal year ended October 31, 2013 were for the organizational and offering fees of the registrant.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant from registrant's inception on February 11, 2013 through October 31, 2013 were $0 for the fiscal year ended October 31, 2013 and $4,125 for the fiscal year ended October 31, 2014. The fees for 2014 were for tax return preparation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor from registrant's inception on February 11, 2013 through October 31, 2013 were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item from registrant's inception on February 11, 2013 through October 31, 2013 were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item from registrant's inception on June 20, 2012 through October 31, 2012 were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
       (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                  Adviser and Distributor:
           -----------                  ------------------------
            (b) 0%                               (b) 0%
            (c) 0%                               (c) 0%
            (d) 0%                               (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from registrant's inception on February 11, 2013 through the end of the registrant's fiscal year on October 31, 2013 were $0 for the Registrant, $3,000 for the registrant's investment adviser, $3,000 for the registrant's investment sub-adviser and $43,100 for the registrant's distributor and for the registrant's fiscal year ended October 31, 2014 were $4,125 for the Registrant, $43,500 for the registrant's investment adviser, $3,000 for the registrant's investment sub-adviser and $36,000 for the registrant's distributor.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund III
                ------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 23, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.